UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	10/31/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Global Fund Series, Inc.

Emerging Markets Fund

Global Growth Fund

Global Smaller Companies Fund

Global Technology Fund

International Growth Fund

Annual Report

October 31, 2005

Investing Around
the World for
Capital Appreciation

J. & W. SELIGMAN & CO.

INCORPORATED
ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To the Shareholders	1

Benchmarks	2

Investment Reports	3

Performance and Portfolio Overview	9

Understanding and Comparing Your Series’ Expenses	21

Portfolios of Investments	23

Statements of Assets and Liabilities	37

Statements of Operations	38

Statements of Changes in Net Assets	39

Notes to Financial Statements	41

Financial Highlights	54

Report of Independent Registered Public Accounting Firm	67

Directors and Officers	68

Additional Fund Information	back cover

To The Shareholders

We are pleased to present the annual report for Seligman Global Fund Series, Inc. for the fiscal year ended October 31, 2005. This report contains a discussion with the Funds’ Portfolio Managers, as well as the Funds’ investment results, portfolios of investments, and financial statements.

A capital gain distribution of $0.715 per share, consisting of $0.697 from net long-term gain and $0.018 from net short-term gain, realized on investment transactions, was paid by Seligman Emerging Markets Fund on November 17, 2005 to all shareholders of record November 10, 2005. A long-term capital gain distribution of $1.036 per share, realized on investment transactions, was also paid by Seligman Global Smaller Companies Fund on November 17, 2005 to all shareholders of record November 10, 2005.

We thank you for your continued support of Seligman Global Fund Series, and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 20, 2005

Benchmarks

Averages

Lipper Emerging Markets Funds Average — This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This average comprised 200 mutual funds at October 31, 2005.

Lipper Global Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 383 mutual funds at October 31, 2005.

Lipper Global Large-Cap Growth Funds Average — This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. This average comprised 69 mutual funds at October 31, 2005.

Lipper Global Small-Cap Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase. This average comprised 55 mutual funds at October 31, 2005.

Lipper Global Small/Mid-Cap Core Funds Average — This average comprises mutual funds which invest at least 75% of their portfolio in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World BMI. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. This average comprised 20 mutual funds at October 31, 2005.

Lipper International Funds Average — This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 922 mutual funds at October 31, 2005.

Averages (continued)

Lipper International Multi-Cap Growth Funds Average — This average comprises mutual funds which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This average comprised 186 mutual funds at October 31, 2005.

Lipper Science & Technology Funds Average — This average comprises mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 298 mutual funds at October 31, 2005.

Indices

MSCI EAFE Index — This is a market-capitalization-weighted equity index comprising 21 developed markets in Europe, Australasia, and the Far East.

MSCI EM Index — This is a market-capitalization-weighted equity index comprising 26 countries and representing the investment opportunities in the developing world available to foreign investors.

MSCI World Growth Index — This is a market-capitalization-weighted equity index comprising 23 countries and representing “growth” (high price to book value) securities in the world’s developed stock markets.

MSCI World Index — This is a market-capitalization-weighted equity index comprising 23 developed markets in North America, Europe, and the Asia-Pacific Region.

MSCI World IT Index — This is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

S&P/Citigroup BMI Less Than US $2 Billion Index — This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Citigroup.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages exclude the effect of sales charges and taxes, and the performance of the indices exclude the effect of taxes, fees, and sales charges. Investors cannot invest directly in an unmanaged average or an index.

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform for the fiscal year ended October 31, 2005?

For the fiscal year ended October 31, 2005, Seligman Emerging Markets Fund posted a total return of 32.86%, based on the net asset value of Class A shares. During the same period, the Lipper Emerging Markets Funds Average returned 32.12% and the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index returned 34.34%.

What market conditions and events materially affected the performance of the Fund during the period?

Emerging markets were the best performing segment of the global capital markets for the period, led by Jordan, Egypt and Brazil. Market participants shrugged off concerns about a slowdown in global economic growth due to high interest rates and oil prices and pushed commodity stocks higher. Energy stocks led the way, while the Information Technology and Industrial sectors were the weakest performers for the period.

A rally in Brazil occurred despite a political scandal involving many members of the ruling political party. Markets have focused instead on Brazil’s strong fundamentals, as reflected in continued robust exports and trade surplus, falling indebtedness, healthy growth, and controlled inflation. At long last, the central bank cut the benchmark Selic rate by 25 basis points to 19.5% — likely the first step in the credit easing process. Even more noteworthy, Brazil completed a 20-year Reais-denominated financing in the international markets at a fixed rate of 12.75%.

Fund Objective

Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund's investment objectives.

What investment strategies or techniques materially affected the Fund’s performance during the period?

During the year, the Fund’s continued underweight of Asia and overweight of Latin America benefited relative performance. The superior returns of Latin America and emerging European, Middle Eastern, and African countries can partially be attributed to their relatively large exposure to natural resource companies, especially energy and mining. The Fund’s holdings in a Russian oil company, a Brazilian oil company, and a Brazilian mining concern were key drivers of Fund performance for the period.

The Fund benefited from strong stock selection within the Telecommunication Services and Financial sectors. Lackluster expectations for growth and weak consumer confidence did not dampen investor optimism in South Korea as performance for two of the Fund’s financial stocks rose significantly. Top contributors to relative performance include two wireless telecommunications holdings — one in Egypt and another in India, an Egyptian brokerage firm, and a Brazilian energy company.

Poor stock selection in Information Technology detracted from Fund performance, relative to the benchmark. Earlier in the year, we had accumulated substantial positions in leading TFT-LCD panel makers and an overweight in a leading notebook-PC maker in the expectation that demand for these products would be well above market consensus. While the companies have reported strong revenue and sales numbers, stock prices declined sharply on concerns of excess supply early in 2006.

In terms of portfolio positioning, the Fund’s largest underweights are in highly cyclical sectors such as Materials and Industrials, where we believe earnings have peaked. We also have moved the Fund to an underweight position in telecommunication stocks, as we believe many of our longstanding holdings in this sector have reached full valuation and now face slower growth prospects in more saturated markets.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform for the fiscal year ended October 31, 2005?

For the fiscal year ended October 31, 2005, Seligman Global Growth Fund posted a total return of 1.09%, based on the net asset value of Class A shares. The Fund underperformed its peers, as measured by the Lipper Global Funds Average and the Lipper Global Large-Cap Funds Average, which returned 14.13% and 12.32%, respectively. The Fund also underperformed its benchmark indices, the MSCI World Index (the core benchmark), and the MSCI World Growth Index, which returned 13.82% and 13.40%, respectively.

What market conditions and events materially affected the performance of the Fund during the period?

During the period, global equity markets, as measured by the MSCI World Index, outperformed US equity markets, as measured by the S&P 500 Index. All sectors in the MSCI World Index posted positive returns. Most sectors advanced at a healthy pace, with only the Consumer Discretionary, Information Technology, and Telecommunication sectors lagging behind with single digit returns. Value stocks outperformed growth stocks, both internationally and in the US, as record oil prices pushed traditional value sectors such as Energy and Utilities higher.

Fund Objective

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund's investment objectives.

What investment strategies or techniques materially affected the Fund’s performance during the period?

While our investment process is bottom-up, the Fund’s sector allocations detracted from performance relative to the MSCI World Index. Overweight allocations to traditional growth sectors such as Consumer Discretionary and Information Technology had a negative impact as those areas underperformed other sectors in the benchmark for the period. Energy, Materials, and Utilities were the best performing areas of the market. As managers of a growth-oriented approach, however, we have not traditionally made these sectors areas of focus, and as a result the Fund was underweight in each relative to the MSCI World Index, contributing significantly to the Fund’s underperformance for the period.

Disappointing returns for several stocks in the Fund’s portfolio further contributed to the Fund’s underperformance for the period. Health Care was the area of greatest underperformance, as the sharp decline in the stock price of an Irish pharmaceuticals company, in which the Fund held a large position, had the largest negative impact on Fund performance for the period. The company’s major drug, which had been FDA-approved, was withdrawn from the market due to a patient death in a follow-on clinical trial. The patient death and withdrawal of the drug were both tragic and totally unexpected. True to our process, as soon as the drug was withdrawn from the market, we sold the position in the company.

Also contributing to the Fund’s underperformance for the period was poor stock selection in the Industrials, Information Technology, and Consumer Discretionary sectors. In Information Technology, the Fund held a sizeable position in a Canadian communications equipment company that came under pressure due to an ongoing patent litigation case. A French communications equipment company (which the Fund no longer owns) and a British media holding were also top detractors for the period.

Stock selection relative to the MSCI World Index was strongest within Consumer Staples, largely due to our position in a Japanese tobacco holding that posted substantial gains for the period. The Fund was underweight considerably in the Financials sector. Stock selection within Financials, however, in particular a Japanese commercial bank, resulted in the Fund outperforming the MSCI World Index within the sector for the period.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform for the fiscal year ended October 31, 2005?

For the fiscal year ended October 31, 2005, Seligman Global Smaller Companies Fund posted a total return of 21.65%, based on the net asset value of Class A shares. During the same period, the Fund’s peers, measured by the Lipper Global Small-Cap Funds Average and the Lipper Global Small/Mid-Cap Core Funds Average, returned 19.87% and 18.08%, respectively. The S&P/Citigroup Broad Market Less Than US$2 Billion Index, the Fund’s benchmark, returned 21.72%.

What market conditions and events materially affected the Fund’s performance during the period?

For the fiscal year, market returns were strongest for companies in the smaller capitalization ranges. Value stocks outperformed growth stocks as traditional value sectors such as Energy and Utilities were pushed higher by record oil prices. Performance in non-US markets was quite strong, with particular strength in emerging markets. All ten sectors within the benchmark advanced during the period, led by Energy, Industrials, and Telecommunications. While Information Technology posted gains for the period, it lagged all other sectors of the benchmark.

Fund Objective

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Jamie A. Rome of Wellington Management Company, LLP (WMC) and Edward L. Makin of Wellington Management International Ltd., an affiliate of WMC. They are supported by a team of investment professionals responsible for research and trading consistent with the Fund's investment objectives.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund benefited from strong stock selection for the fiscal year, particularly within the Energy and Financial sectors. The strongest performing securities for the Fund were two Canadian energy companies, two US energy companies, a US financial company, and a French industrials company that continued to perform well for the period as a result of margin expansion and favorable guidance. Another leading relative contributor to Fund performance was a South Korean financials company that benefited from regulatory changes in the South Korean investment industry.

The Fund’s relative overweight allocation to the Energy sector also contributed positively to the Fund’s performance. While we have trimmed several North American energy holdings due to concerns over strength, we continue to overweight the sector and maintain positions in several Canadian oil sands producers that we believe have become very attractive at current and rising oil price levels.

Stock selection within the Health Care and Industrials sectors detracted the most from performance along with the Fund’s overweight in Information Technology. Individual securities that had the largest negative impact on Fund performance for the period include a US steel company, a US biotechnology firm, and an Italian health care company that develops medical technologies for cardiac surgery that suffered declines following the company’s announcement of an equity offering. Further contributing negatively to Fund performance for the period were a Japanese IT services company and German semiconductor company, both of which delivered negative returns for the period.

At the close of the period, the Fund was overweight in Health Care and Energy, relative to the benchmark, and underweight in Financials, Consumer Discretionary, and Utilities. We continue to maintain our neutral geographic positioning, though we remain slightly underweight in Japan and Pacific Basin excluding Japan, and overweight in emerging markets and North America as a result of bottom-up stock selection. We believe, in general, the greatest value added comes at the stock and industry level.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Technology Fund

How did Seligman Global Technology Fund perform for the fiscal year ended October 31, 2005?

For the fiscal year ended October 31, 2005, Seligman Global Technology Fund posted a total return of 11.29%, based on the net asset value of Class A shares. For the same period, the Lipper Science & Technology Funds Average returned 8.47%, and the Lipper Global Funds Average returned 14.13%. The MSCI World Index returned 13.82% and the MSCI World IT Index returned 5.93% for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

Overall, the Fund performed well for the fiscal year as technology stocks posted positive returns for the period. Investor enthusiasm was dampened slightly by concerns over rising oil prices, rising interest rates, and the short-term impact of Hurricanes Katrina and Rita. Abroad, the Japanese economy enjoyed strong economic performance, with its markets rallying on the heels of improving employment conditions and increased Japanese capital expenditure. Further, during the fiscal year we saw a general pick-up in manufacturing in Taiwan, which had lagged in recent years.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Semiconductors and Semiconductor Equipment was the top performing industry for the Fund for the fiscal year. The Fund was underweight, relative to the benchmark, but superior stock selection within the industry was the largest contributor to the Fund’s strong performance for the period. Stock selection within Electronic Equipment and Instruments also resulted in strong gains for the Fund. Individual holdings having the largest positive impact on Fund performance for the period included two US semiconductor and semiconductor equipment companies and a Japanese electronic equipment and instruments company that provides ceramics used in the packaging of semiconductors.

Fund Objective

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Technology Group
(West Coast)

Ajay Diwan, Chris Kim, Sangeeth Peruri, Vishal Saluja, Reema Shah, Paul Wick (Head of Technology Group), Lauren Wu

Seligman Technology Group
(East Coast)

Melissa Breakstone (research assistant), Sean Collins (assistant trader), Frank Fay (trader), Benjamin Lu, Richard Parower (Portfolio Manager), Doug Peta (trader), Lawrence Rosso (trader), Sushil Wagle
Healthcare Equipment and Supplies and Computers and Peripherals were the bottom-performing industries for the Fund for the period, and the Fund’s relative overweight in each detracted from the Fund’s performance for the period. Portfolio holdings that detracted the most from Fund performance were a US health care equipment and supplies company (which the Fund no longer owns) and a US computer and peripherals company.

From a geographic standpoint, the Fund was largely positioned in US names (about 74%). Non-US stocks outperformed domestic stocks for the period. The Fund held a slight relative overweight in the US, but strong stock selection provided solid gains for the Fund. The Fund’s next largest weightings were in Japan (about 4.3%) and Taiwan (3.7%), which provided substantial gains for the Fund, offsetting weaker performance posted by the Fund’s European holdings for the period.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman International Growth Fund

How did Seligman International Growth Fund perform for the fiscal year ended October 31, 2005?

For the fiscal year ended October 31, 2005, Seligman International Growth Fund posted a total return of 4.58%, based on the net asset value of Class A shares. For the period, the Fund underperformed its peer group, measured by the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average, which returned 17.75% and 17.54%, respectively. The Fund also underperformed its benchmark, the MSCI EAFE Index, which returned 18.59% for the same period.

What market conditions and events materially affected the Fund’s performance during the period?

International equity markets, as measured by the MSCI EAFE Index, outperformed US equity markets, as measured by the S&P 500 Index, for the period. Most sectors of the MSCI EAFE Index advanced with double-digit gains, with only Information Technology and Telecommunication Services lagging behind, with single digit gains for the period. Value stocks outperformed growth stocks, both internationally and in the US.

While our investment process is bottom-up stock selection, the Fund’s sector allocations detracted from relative performance against the MSCI EAFE Index. Overweight allocations to traditional growth sectors such as Consumer Discretionary and Information Technology had a negative impact on Fund performance, as those sectors underperformed others in the MSCI EAFE for the period. The Energy and Materials sectors, in which the Fund is underweight, relative to the benchmark MSCI EAFE Index, were the best performing areas of the market. As managers of a growth fund, however, we have not traditionally made these sectors areas of focus.

Fund Objective

Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Disappointing returns for several stocks in the Fund’s portfolio further contributed to the Fund’s underperformance for the period. Health Care was the area of greatest underperformance, as the sharp decline in the stock price of an Irish pharmaceutical company in which the Fund held a large position, had the largest negative impact on Fund performance for the period. The company’s major drug, which was FDA-approved, was withdrawn from the market due to a patient death in a follow-on clinical trial. The patient death and withdrawal of the drug were both tragic and totally unexpected. True to our process, as soon as the drug was withdrawn from the market, we sold the position in the company.

Stock selection in Information Technology and Industrials also detracted from Fund performance relative to the benchmark. Portfolio holdings that had the largest negative impact on Fund performance for the period included a Canadian communications equipment company that has come under pressure due to an ongoing patent litigation case, a British media company, a French communications equipment company, and a computers and peripherals company in Taiwan (which the Fund no longer owns).

(Continued on page 8)

Investment Report
Seligman International Growth Fund (continued)

The leading contributors to the Fund’s absolute return were a Japanese tobacco company, a Swiss pharmaceutical company, and a Japanese commercial bank that is benefiting from a recent merger, a reduction in bad debt, and the improving Japanese economy. In addition to these holdings, our position in Europe’s largest producer of car navigation equipment, a communications equipment company in the Netherlands, also contributed positively to the Fund’s relative performance, as its shares more than doubled on strong earnings and the success of its portable navigation system.

The Fund’s overweight in Consumer Discretionary, Health Care and Information Technology sectors, some of the strongest areas where we see growth, are a result of our bottom-up research and stock analysis. Despite the Fund’s challenging relative performance during the annual period, our process has not wavered. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process, and we are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not indicate or guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service (12b-1) fees to the extent such expenses exceed 0.85% per annum of the average daily net assets of the Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund. This undertaking will remain in effect until December 31, 2006. In addition, returns for the periods that include the year ended October 31, 2004 include the effect of payments from the Manager for the Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman Global Technology Fund. Absent such reimbursements and payments, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately 8 years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares (for Emerging Markets Fund only), without the 5% CDSC, and Class D shares, without the 1% CDSC, to a $10,000 investment made each Fund’s respective benchmark since each Fund’s commencement of operations through October 31, 2005. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following charts but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund, and Seligman International Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as subadvisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. See Note 3 of the Financial Statements on page 42 of this report for more information.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns

For Periods Ended October 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Class A, B, D Since Inception 5/28/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	12.60%	26.58%	11.74%	3.30%		n/a	n/a	n/a
Without Sales Charge	18.21	32.86	12.84	3.84		n/a	n/a	n/a
Class B
With CDSC†	12.79	26.71	11.63	n/a		n/a	n/a	n/a
Without CDSC	17.79	31.71	11.89	3.18	‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	15.72	29.68	11.75	n/a		6.86%	n/a	n/a
Without Sales Charge and CDSC	17.87	31.94	11.96	n/a		7.02	n/a	n/a
Class D
With 1% CDSC	16.87	30.94	n/a	n/a		n/a	n/a	n/a
Without CDSC	17.87	31.94	11.96	3.07		n/a	n/a	n/a
Class I	18.57	33.84	n/a	n/a		n/a	24.35%	n/a
Class R
With 1% CDSC	17.12	31.59	n/a	n/a		n/a	n/a	n/a
Without CDSC	18.12	32.59	n/a	n/a		n/a	n/a	37.47%
MSCI EM Index	18.23	34.34	14.64	4.81	##	10.94 ###	24.25	38.25
Lipper Emerging Markets Funds Average	17.42	32.12	14.93	5.37	#	12.37	23.56	36.73

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/05	$10.19	$9.47	$9.50	$9.50	$10.60	$10.17
4/30/05	8.62	8.04	8.06	8.06	8.94	8.61
10/31/04	7.67	7.19	7.20	7.20	7.92	7.67

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation

October 31, 2005

	Fund	MSCI EM Index
Asia (Emerging)	44.4%	52.6%
China	8.1	7.5
India	5.5	5.6
Indonesia	0.9	1.4
Malaysia	3.1	3.4
Pakistan	—	0.3
Philippines	—	0.5
South Korea	16.7	17.7
Taiwan	8.8	14.2
Thailand	1.3	2.0
Latin America (Emerging)	23.6	21.0
Argentina	0.7	0.7
Brazil	13.3	11.0
Chile	1.3	1.9
Colombia	—	0.3
Mexico	7.6	6.5
Peru	0.7	0.5
Venezuela	—	0.1
Europe, Middle East and Africa (Emerging)	31.5	26.4
Austria	1.8	—
Czech Republic	1.7	0.8
Egypt	1.6	0.8
Hungary	2.6	1.4
Israel	3.5	3.5
Jordan	—	0.3
Morocco	—	0.2
Poland	2.5	1.8
Russia	4.4	5.4
South Africa	9.2	10.2
Turkey	4.2	2.0
Other Assets Less Liabilities	0.5	—
Total	100.0%	100.0%

Largest Portfolio Holdings

October 31, 2005

Security	Value	Percent of Net Assets
Samsung Electronics (South Korea)	$4,968,035	6.3
Companhia Vale do Rio Doce “CVRD” (ADR) (Brazil)	2,751,710	3.5
America Movil (Class L) (ADR) (Mexico)	2,653,875	3.3
Petroleo Brasileiro “Petrobras” (ADR) (Brazil)	1,923,390	2.4
LUKOIL (ADR) (Russia)	1,914,000	2.4
Sasol (South Africa)	1,797,256	2.3
Teva Pharmaceutical Industries (ADR) (Israel)	1,670,751	2.1
AU Optronics (ADR) (Taiwan)	1,617,274	2.0
Bharti Tele-Ventures (India)	1,512,728	1.9
Kookmin Bank (South Korea)	1,458,502	1.8

Largest Industries

October 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
China Shenhua Energy (Class H)* (China)
Asustek Computer* (Taiwan)
China Life Insurance (Class H)* (China)
Bank Hapoalim (Israel)
Turkiye Garanti Bankasi* (Turkey)
Akbank* (Turkey)
Polski Koncern Naftowy Orlen* (Poland)
Hanwha Chemical* (South Korea)
IMMOEAST Immobilien Anlagen* (Austria)
PT Telekomunikasi Indonesia (ADR)* (Indonesia)
Largest Sales
Orascom Telecom Holdings (Egypt)
Taiwan Semiconductor Manufacturing (Taiwan)
Petroleo Brasiliero “Petrobras” (ADR) (Brazil)
EFG Hermes Holding** (Egypt)
Samsung Securities** (South Korea)
Tele Norte Leste Participacoes “Telemar” (ADR)** (Brazil)
Li & Fung** (China)
China Petroleum and Chemical “Sinopac” (ADR)** (China)
Turkcell Iletisim Hizmetleri** (Turkey)
Solomon Systech International** (China)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns

For Periods Ended October 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Class A, D Since Inception 11/1/95		Class B Since Inception 4/22/96		Class C Since Inception 5/27/99		Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	0.54%	(3.65)%	(8.27)%	3.42%		n/a		n/a		n/a	n/a
Without Sales Charge	5.57	1.09	(7.38)	3.93		n/a		n/a		n/a	n/a
Class B
With CDSC†	0.12	(4.70)	(8.36)	n/a		n/a		n/a		n/a	n/a
Without CDSC	5.12	0.30	(8.06)	n/a		2.19	%‡	n/a		n/a	n/a
Class C
With Sales Charge and CDSC††	3.00	(1.72)	(8.24)	n/a		n/a		(2.70)%		n/a	n/a
Without Sales Charge and CDSC	5.12	0.30	(8.05)	n/a		n/a		(2.55)		n/a	n/a
Class D
With 1% CDSC	4.12	(0.56)	n/a	n/a		n/a		n/a		n/a	n/a
Without CDSC	5.12	0.44	(8.05)	3.17		n/a		n/a		n/a	n/a
Class I	5.73	1.61	n/a	n/a		n/a		n/a		0.34%	n/a
Class R
With 1% CDSC	4.15	(0.18)	n/a	n/a		n/a		n/a		n/a	n/a
Without CDSC	5.15	0.82	n/a	n/a		n/a		n/a		n/a	13.51%
MSCI World Growth Index	8.49	13.40	(2.64)	5.92	†††	4.96	øøø	(0.59	)###	4.78	15.66
MSCI World Index	7.41	13.82	0.57	7.55	†††	6.52	øøø	1.96	###	6.91	19.09
Lipper Global Funds Average	8.36	14.13	0.50	7.77	ø	6.80	øø	3.90		6.87	18.96
Lipper Global Large-Cap Growth Funds Average	8.79	12.32	(3.62)	5.83	ø	4.85	øø	1.49		3.72	16.56

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/05	$7.39	$6.77	$6.78	$6.78	$7.57	$7.35
4/30/05	7.00	6.44	6.45	6.45	7.16	6.99
10/31/04	7.31	6.75	6.76	6.75	7.45	7.29

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation

October 31, 2005

	Fund	MSCI World Index
North America (Developed)	46.4%	55.4%
Canada	3.8	3.3
United States	42.6	52.1
Europe (Total)	39.0	30.3
Europe (Economic and Monetary Union (EMU))	17.2	14.3
Austria	—	0.2
Belgium	1.4	0.6
Finland	1.5	0.6
France	3.6	4.2
Germany	7.9	3.1
Greece	—	0.3
Ireland	0.7	0.3
Italy	—	1.6
Netherlands	1.0	1.5
Portugal	—	0.1
Spain	1.1	1.8
Europe (Other)	21.8	16.0
Denmark	—	0.4
Norway	—	0.3
Sweden	1.7	1.0
Switzerland	7.8	3.1
United Kingdom	12.3	11.2
Japan	9.1	10.7
Asia (Developed)	0.5	3.6
Australia	—	2.4
Hong Kong	0.5	0.7
New Zealand	—	0.1
Singapore	—	0.4
Asia (Emerging)	0.7	—
South Korea	0.7	—
Latin America (Emerging)	2.6	—
Brazil	1.1	—
Mexico	1.5	—
Europe, Middle East and Africa (Emerging)	2.3	—
Israel	1.3	—
South Africa	1.0	—
Other Assets Less Liabilities	(0.6)	—
Total	100.0%	100.0%

Largest Portfolio Holdings

October 31, 2005

Security	Value	Percent of Net Assets
Google (Class A) (United States)	$1,821,232	3.8
Corning (United States)	1,534,876	3.2
Credit Suisse Group (Switzerland)	1,254,908	2.6
Procter & Gamble (United States)	1,209,384	2.5
EMI Group (United Kingdom)	1,088,962	2.3
Standard Chartered (United Kingdom)	1,076,346	2.3
Reckitt Benckiser (United Kingdom)	1,056,931	2.2
Allianz (Germany)	996,994	2.1
Vivendi Universal (France)	988,794	2.1
Goldman Sachs Group (United States)	973,049	2.0

Largest Industries

October 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Google (Class A)* (United States)
Vivendi Universal* (France)
Allianz* (Germany)
Cardinal Health* (United States)
General Dynamics* (United States)
Reckitt Benckiser (United Kingdom)
Boeing* (United States)
QUALCOMM* (United States)
LVMH Moet Hennessy Louis Vuitton* (France)
Amgen* (United States)
Largest Sales
Ahold** (Netherlands)
AU Optronics (ADR)** (Taiwan)
Nokia (ADR)** (Finland)
Comcast (Class A)** (United States)
IVAX** (United States)
Abbott Laboratories** (United States)
Yahoo!** (United States)
Cisco Systems** (United States)
Esprit Holdings** (Hong Kong)
Capita Group** (United Kingdom)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns

For Periods Ended October 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	7.85%	15.89%	(0.03)%	3.91%	n/a		n/a	n/a	n/a
Without Sales Charge	13.21	21.65	0.96	4.42	n/a		n/a	n/a	n/a
Class B
With CDSC†	7.68	15.60	(0.20)	n/a	n/a		n/a	n/a	n/a
Without CDSC	12.68	20.60	0.16	n/a	2.53	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	10.72	18.56	0.00	n/a	n/a		2.60%	n/a	n/a
Without Sales Charge and CDSC	12.80	20.81	0.20	n/a	n/a		2.76	n/a	n/a
Class D
With 1% CDSC	11.73	19.73	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	12.73	20.73	0.19	3.64	n/a		n/a	n/a	n/a
Class I	13.54	22.36	n/a	n/a	n/a		n/a	10.13%	n/a
Class R
With 1% CDSC	12.11	20.41	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	13.11	21.41	n/a	n/a	n/a		n/a	n/a	27.88%
S&P/Citigroup Broad Market Less Than US $2 Billion Index	12.49	21.72	5.76	21.38	9.09		11.46	17.75	30.98
Lipper Global Small-Cap Funds Average	11.34	19.87	3.37	8.93	7.52	øø	8.95	11.58	27.57
Lipper Global Small/Mid-Cap Core Funds Average	10.72	18.08	5.28	9.16	7.40	øø	8.45	11.79	26.10

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/05	$16.63	$14.93	$14.98	$14.97	$17.02	$16.56
4/30/05	14.69	13.25	13.28	13.28	14.99	14.64
10/31/04	13.67	12.38	12.40	12.40	13.91	13.64

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation

October 31, 2005

	Fund	S&P/Citigroup Broad Market Less Than US $2 Billion Index
North America (Developed)	55.4%	44.4%
Canada	6.5	5.8
United States	48.9	38.6
Europe (Total)	19.4	18.8
Europe (EMU)	9.2	7.8
Austria	—	0.4
Belgium	—	0.6
Finland	0.5	0.5
France	2.1	1.4
Germany	2.4	1.3
Greece	0.9	0.5
Ireland	—	0.4
Italy	1.4	0.9
Netherlands	1.9	1.1
Portugal	—	0.1
Spain	—	0.6
Europe (Other)	10.2	11.0
Denmark	0.5	0.6
Norway	—	0.9
Sweden	1.0	1.2
Switzerland	1.7	1.2
United Kingdom	7.0	7.1
Japan	16.5	18.0
Asia (Developed)	2.8	5.5
Australia	2.6	3.3
Hong Kong	0.2	0.9
New Zealand	—	0.4
Singapore	—	0.9
Asia (Emerging)	3.7	8.6
China	0.9	0.8
India	0.3	0.7
Indonesia	—	0.2
Malaysia	1.3	0.8
Pakistan	—	0.1
Philippines	—	0.1
South Korea	0.2	2.4
Taiwan	—	3.1
Thailand	1.0	0.4
Latin America (Emerging)	0.3	1.4
Argentina	—	0.1
Brazil	—	0.6
Chile	—	0.3
Colombia	—	0.1
Mexico	0.3	0.3
Europe, Middle East and Africa (Emerging)	0.4	3.3
Czech Republic	—	0.1
Egypt	—	0.2
Iceland	—	0.1
Israel	—	0.5
Jordan	—	0.1
Morocco	—	0.1
Nigeria	—	0.2
Poland	—	0.2
Russia	—	0.2
Slovenia	—	0.1
South Africa	0.4	1.2
Turkey	—	0.3
Other Assets Less Liabilities	1.5	—
Total	100.0%	100.0%

Largest Industries

October 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Cattles (United Kingdom)
Canaccord Capital* (Canada)
Carpenter Technology* (United States)
Eneserve* (Japan)
TAL International Group* (United States)
TAC Acquisition* (United States)
FirstGroup* (United Kingdom)
Morinaga* (Japan)
Eddie Bauer Holdings* (United States)
MTU Aero Engines Holdings* (United States)
Largest Sales
Deer Creek Energy** (Canada)
Alstom (France)
SiRF Technology Holdings (United States)
LogicaCMG** (United Kingdom)
NRJ Group** (France)
Industrial Bank of Korea** (South Korea)
Carter Holt Harvey** (New Zealand)
Vintage Petroleum (United States)
PHS Group** (United Kingdom)
TierOne** (United States)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings

October 31, 2005

Security	Value	Percent of Net Assets
Jardine Lloyd Thompson Group (United Kingdom)	$1,796,160	0.9
Kobayashi Pharmaceutical (Japan)	1,651,331	0.9
First Quantum Minerals (Canada)	1,536,153	0.8
Union Tool (Japan)	1,509,730	0.8
OPTI Canada (Canada)	1,505,795	0.8
Japan Petroleum Exploration (Japan)	1,482,470	0.8
Encysive Pharmaceuticals (United States)	1,444,833	0.8
UTS Energy (Canada)	1,426,386	0.7
CV Therapeutics (United States)	1,408,344	0.7
United Rentals (United States)	1,391,427	0.7

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns

For Periods Ended October 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
With Sales Charge	8.74%	6.04%	(9.76)%	5.31%	n/a		n/a		n/a
Without Sales Charge	14.17	11.29	(8.87)	5.82	n/a		n/a		n/a
Class B
With CDSC†	8.77	5.36	(9.87)	n/a	n/a		n/a		n/a
Without CDSC	13.77	10.36	(9.58)	n/a	5.95	%‡	n/a		n/a
Class C
With Sales Charge and CDSC††	11.55	8.31	(9.74)	n/a	n/a		(0.32)%		n/a
Without Sales Charge and CDSC	13.66	10.36	(9.56)	n/a	n/a		(0.17)		n/a
Class D
With 1% CDSC	12.69	9.38	n/a	n/a	n/a		n/a		n/a
Without CDSC	13.69	10.38	(9.59)	4.99	n/a		n/a		n/a
Class R
With 1% CDSC	12.95	9.88	n/a	n/a	n/a		n/a		n/a
Without CDSC	13.95	10.88	n/a	n/a	n/a		n/a		14.72%
MSCI World Index	7.41	13.82	0.57	7.55	6.52	øøø	1.96	###	19.09
MSCI World IT Index	9.44	5.93	(13.31)	6.66	6.42	øøø	(6.53	)###	13.90
Lipper Global Funds Average	8.36	14.13	0.50	7.88	6.80	øø	3.90		18.96
Lipper Science & Technology Funds Average	13.72	8.47	(15.66)	5.08	5.43	øø	(3.50)		16.59

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class R
10/31/05	$12.81	$11.40	$11.40	$11.38	$12.74
4/30/05	11.22	10.02	10.03	10.01	11.18
10/31/04	11.51	10.33	10.33	10.31	11.49

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation

October 31, 2005

	Fund	MSCI World Index
North America (Developed)	73.8%	55.4%
Canada	—	3.3
United States	73.8	52.1
Europe (Total)	9.2	30.3
Europe (EMU)	6.8	14.3
Austria	—	0.2
Belgium	—	0.6
Finland	2.8	0.6
France	2.0	4.2
Germany	0.7	3.1
Greece	—	0.3
Ireland	—	0.3
Italy	—	1.6
Netherlands	1.3	1.5
Portugal	—	0.1
Spain	—	1.8
Europe (Other)	2.4	16.0
Denmark	—	0.4
Norway	—	0.3
Sweden	0.5	1.0
Switzerland	—	3.1
United Kingdom	1.9	11.2
Japan	4.3	10.7
Asia (Developed)	—	3.6
Australia	—	2.4
Hong Kong	—	0.7
New Zealand	—	0.1
Singapore	—	0.4
Asia (Emerging)	6.2	—
China	0.5	—
India	2.0	—
Taiwan	3.7	—
Europe, Middle East and Africa (Emerging)	1.3	—
Israel	1.3	—
Other Assets Less Liabilities	5.2	—
Total	100.0%	100.0%

Largest Portfolio Holdings

October 31, 2005

Security	Value	Percent of Net Assets
Microsoft (United States)	$21,036,497	5.8
Symantec (United States)	20,223,553	5.6
Amdocs (United States)	16,088,466	4.4
Advanced Micro Devices (United States)	15,051,204	4.1
MEMC Electronic Materials (United States)	14,251,536	3.9
Computer Associates International (United States)	12,791,772	3.5
Oracle (United States)	11,704,095	3.2
BMC Software (United States)	11,534,592	3.2
EMC (United States)	10,222,908	2.8
Synopsys (United States)	9,633,533	2.7

Largest Industries

October 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Mercury Interactive* (United States)
McAfee* (United States)
Seagate Technology* (United States)
Integrated Device Technology* (United States)
Altera (United States)
International Business Machines (United States)
Google (Class A)* (United States)
Monster Worldwide* (United States)
Electronics for Imaging* (United States)
Advanced Micro Devices (United States)
Largest Sales
MEMC Electronic Materials (United States)
Take-Two Interactive Software** (United States)
Citrix Systems (United States)
BMC Software (United States)
Laboratory Corporation of America Holdings** (United States)
Check Point Software Technologies** (Israel)
Broadcom (Class A) (United States)
Digital River** (United States)
Motorola** (United States)
Avid Technology (United States)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns

For Periods Ended October 31, 2005

		Average Annual
Class A	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
With Sales Charge	0.32%	(0.40)%	(3.88)%	(0.77)%	n/a		n/a	n/a	n/a
Without Sales Charge	5.28	4.58	(2.94)	(0.28)	n/a		n/a	n/a	n/a
Class B
With CDSC†	(0.10)	(1.16)	(4.01)	n/a	n/a		n/a	n/a	n/a
Without CDSC	4.90	3.84	(3.62)	n/a	(2.10	)%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	2.85	1.81	(3.77)	n/a	n/a		(6.12)%	n/a	n/a
Without Sales Charge and CDSC	4.89	3.84	(3.58)	n/a	n/a		(5.97)	n/a	n/a
Class D
With 1% CDSC	3.98	2.83	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	4.98	3.83	(3.56)	(1.00)	n/a		n/a	n/a	n/a
Class I	5.48	5.23	n/a	n/a	n/a		n/a	6.76%	n/a
Class R
With 1% CDSC	4.12	3.42	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	5.12	4.42	n/a	n/a	n/a		n/a	n/a	18.43%
MSCI EAFE Index	8.85	18.59	3.42	6.14	5.08	øøø	4.14 ###	11.18	25.53
Lipper International Funds Average	9.40	17.75	2.20	6.44	5.72	øø	4.33	9.88	23.35
Lipper International Multi-Cap Growth Average	9.68	17.54	0.01	5.78	5.33	øø	3.92	8.98	22.87

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/05	$12.56	$11.35	$11.37	$11.38	$13.09	$12.53
4/30/05	11.93	10.82	10.84	10.84	12.41	11.92
10/31/04	12.01	10.93	10.95	10.96	12.44	12.00

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation

October 31, 2005

	Fund	MSCI EAFE Index
North America (Developed)	7.5%	—
Canada	7.5	—
Europe (Total)	64.4	67.9%
Europe (EMU)	36.6	32.0
Austria	—	0.4
Belgium	1.9	1.3
Finland	1.8	1.4
France	15.7	9.4
Germany	10.2	6.9
Greece	—	0.6
Ireland	0.8	0.8
Italy	1.4	3.7
Netherlands	3.0	3.3
Portugal	—	0.3
Spain	1.8	3.9
Europe (Other)	27.8	35.9
Denmark	—	0.8
Norway	—	0.7
Sweden	2.4	2.3
Switzerland	11.9	7.0
United Kingdom	13.5	25.1
Japan	21.1	24.1
Asia (Developed)	1.3	8.0
Australia	—	5.3
Hong Kong	0.5	1.7
India	0.8	—
New Zealand	—	0.2
Singapore	—	0.8
Asia (Emerging)	1.0	—
South Korea	1.0	—
Latin America (Emerging)	3.1	—
Brazil	1.0	—
Mexico	2.1	—
Europe, Middle East and Africa (Emerging)	2.6	—
Israel	1.6	—
South Africa	1.0	—
Other Assets Less Liabilities	(1.0)	—
Total	100.0%	100.0%

Largest Portfolio Holdings

October 31, 2005

Security	Value	Percent of Net Assets
Standard Chartered (United Kingdom)	$2,126,553	2.8
Nestle (Switzerland)	2,036,843	2.7
Credit Suisse Group (Switzerland)	1,915,339	2.5
Reckitt Benckiser (United Kingdom)	1,820,619	2.4
Vivendi Universal (France)	1,816,329	2.4
Merck KGaA (Germany)	1,759,159	2.3
Roche Holding (Switzerland)	1,684,911	2.2

Largest Portfolio Holdings (continued)

Security	Value	Percent of Net Assets
Nippon Electric Glass (Japan)	$1,683,872	2.2
EMI Group (United Kingdom)	1,643,764	2.2
Dassault Systemes (France)	1,641,023	2.2

Largest Industries

October 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Nestle* (Switzerland)
Allianz* (Germany)
Toyota Motor* (Japan)
LVMH Moet Hennessy Louis Vuitton* (France)
Nokia* (Finland)
Adidas-Salomon* (Germany)
Merck KGaA (Germany)
Vivendi Universal (France)
Publicis Groupe* (France)
Reckitt Benckiser (United Kingdom)
Largest Sales
Ahold** (Netherlands)
AU Optronics (ADR)** (Taiwan)
Esprit Holdings** (Hong Kong)
Nokia (ADR)** (Finland)
European Aeronautic Defence and Space (France)
Capita Group** (United Kingdom)
Chi Mei Optoelectronics** (Taiwan)
LG.Philips LCD** (South Korea)
Imperial Tobacco Group** (United Kingdom)
Groupe Danone** (France)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview

[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

*	Returns for periods of less than one year are not annualized.
‡	Returns from inception for Class B shares reflect automatic conversion to Class A shares approximately 8 years after inception date.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period and 0% since inception.
††	The CDSC is 1% for periods of up to 18 months.
†††	From October 31, 1995.
ø	From November 2, 1995.
øø	From April 25, 1996.
øøø	From April 30, 1996.
#	From May 30, 1996.
##	From May 31, 1996.
###	From May 31, 1999.

Understanding and Comparing
Your Series’ Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on May 1, 2005 and held for the entire six-month period ended October 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
Fund	Beginning Account Value 5/1/05	Annualized Expense Ratio*	Ending Account Value 10/31/05	Expenses Paid During Period** 5/1/05 to 10/31/05	Ending Account Value 10/31/05	Expenses Paid During Period** 5/1/05 to 10/31/05
Emerging Markets Fund
Class A	$1,000.00	2.39%	$1,182.10	$13.15	$1,013.16	$12.13
Class B	1,000.00	3.14	1,177.90	17.24	1,009.38	15.90
Class C	1,000.00	3.14	1,178.70	17.24	1,009.38	15.90
Class D	1,000.00	3.14	1,178.70	17.24	1,009.38	15.90
Class I	1,000.00	1.92	1,185.70	10.58	1,015.53	9.75
Class R	1,000.00	2.64	1,181.20	14.51	1,011.90	13.39
Global Growth Fund
Class A	$1,000.00	2.10%	$1,055.70	$10.88	$1,014.62	$10.66
Class B	1,000.00	2.85	1,051.20	14.73	1,010.84	14.44
Class C	1,000.00	2.85	1,051.20	14.73	1,010.84	14.44
Class D	1,000.00	2.85	1,051.20	14.73	1,010.84	14.44
Class I	1,000.00	1.56	1,057.30	8.09	1,017.34	7.93
Class R	1,000.00	2.35	1,051.50	12.15	1,013.36	11.93
Global Smaller Companies Fund
Class A	$1,000.00	1.96%	$1,132.10	$10.53	$1,015.32	$9.96
Class B	1,000.00	2.71	1,126.80	14.53	1,011.54	13.74
Class C	1,000.00	2.71	1,128.00	14.54	1,011.54	13.74
Class D	1,000.00	2.71	1,127.30	14.53	1,011.54	13.74
Class I	1,000.00	1.36	1,135.40	7.32	1,018.35	6.92
Class R	1,000.00	2.21	1,131.10	11.87	1,014.06	11.22

See footnotes on page 22.

Understanding and Comparing
Your Series’ Expenses

			Actual		Hypothetical
Fund	Beginning Account Value 5/1/05	Annualized Expense Ratio*	Ending Account Value 10/31/05	Expenses Paid During Period** 5/1/05 to 10/31/05	Ending Account Value 10/31/05	Expenses Paid During Period** 5/1/05 to 10/31/05
Global Technology Fund
Class A	$1,000.00	1.82%	$1,141.70	$9.82	$1,016.03	$9.25
Class B	1,000.00	2.57	1,137.70	13.85	1,012.25	13.03
Class C	1,000.00	2.57	1,136.60	13.84	1,012.25	13.03
Class D	1,000.00	2.57	1,136.90	13.84	1,012.25	13.03
Class R	1,000.00	2.07	1,139.50	11.16	1,014.77	10.51
International Growth Fund
Class A	$1,000.00	2.07%	$1,052.80	$10.71	$1,014.77	$10.51
Class B	1,000.00	2.82	1,049.00	14.56	1,010.99	14.29
Class C	1,000.00	2.82	1,048.90	14.56	1,010.99	14.29
Class D	1,000.00	2.82	1,049.80	14.57	1,010.99	14.29
Class I	1,000.00	1.22	1,054.80	6.32	1,019.06	6.21
Class R	1,000.00	2.32	1,051.20	11.99	1,013.51	11.77

*	Expenses of Class B, Class C, Class D, Class R and Class I shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually agreed to reimburse expenses other than management and 12b-1 fees that exceed 0.85% per annum of average daily net assets for Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund. Each of these agreements will remain in effect until December 31, 2006. Absent such reimbursements, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the Funds’ annualized expense ratio based on actual expenses for the period May 1, 2005 to October 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
October 31, 2005
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 96.8%
Argentina 0.7%
Grupo Financiero Galicia (ADR) (Commercial Banks)	69,200	$533,878
Austria 1.8%
Erste Bank der Oesterreichischen Sparkassen (Commercial Banks)	12,211	634,894
IMMOEAST Immobilien Anlagen* (Real Estate)	78,282	769,332
		1,404,226
Brazil 10.6%
Aracruz Celulose (ADR) (Paper and Forest Products)	18,400	704,720
Banco Itau Holding Financeira (ADR) (Commercial Banks)	25,600	613,376
Banco Nossa Caixa* (Commercial Banks)	5,000	82,601
Companhia de Concessoes Rodoviarias “CCR”* (Transportation Infrastructure)	19,500	515,254
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	66,579	2,751,710
CPFL Energia (ADR) (Electric Utilities)	21,300	663,921
Gol Linhas Aereas Inteligentes (Airlines)	19,600	679,140
Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and Consumable Fuels)	30,100	1,923,390
Submarino* (Internet and Catalog Retailing)	34,200	467,786
		8,401,898
Chile 1.3%
Banco Santander Chile (ADR) (Commercial Banks)	14,700	574,035
Cencosud (Food and Staples Retailing)	224,500	472,306
		1,046,341
China 8.1%
Beijing Capital International Airport (Class H) (Transportation Infrastructure)	1,544,000	618,109
China Life Insurance (Class H)* (Insurance)	1,188,000	876,294
China Mobile (ADR) (Wireless Telecommunication Services)	60,400	1,355,980
China Power International Development* (Energy Traders)	1,161,000	389,901
China Shenhua Energy (Class H)* (Oil, Gas and Consumable Fuels)	947,500	1,040,798
CNOOC (ADR) (Oil, Gas and Consumable Fuels)	7,300	479,610
Giordano International (Specialty Retail)	1,076,000	619,001

____________ See footnotes on page 36.

China (continued)
Golden Meditech (Health Care Equipment and Supplies)	1,768,000	$310,216
Shanghai Forte Land (Class H) (Real Estate)	900,000	282,602
Tingyi (Cayman Islands) Holding (Food Products)	1,358,000	463,494
		6,436,005
Czech Republic 1.7%
Komercni Banka (Commercial Banks)	4,269	598,708
Zentiva* (Pharmaceuticals)	17,609	775,636
		1,374,344
Egypt 1.6%
Commercial International Bank (Commercial Banks)	79,400	763,489
Orascom Telecom Holdings (Wireless Telecommunication Services)	5,050	502,451
		1,265,940
Hungary 2.6%
MOL Magyar Olaj (Oil, Gas and Consumable Fuels)	9,244	862,148
OTP Bank (Commercial Banks)	32,412	1,170,730
		2,032,878
India 5.5%
Bharti Tele-Ventures* (Wireless Telecommunication Services)	210,212	1,512,728
Dr. Reddy’s Laboratories (ADR) (Pharmaceuticals)	40,000	751,200
Infosys Technologies (IT Services)	16,200	909,986
Reliance Industries (GDR) (Chemicals)	17,097	573,838
State Bank of India (GDR) (Commercial Banks)	13,997	603,926
		4,351,678
Indonesia 0.9%
PT Telekomunikasi Indonesia (ADR) (Diversified Telecommunication Services)	34,400	700,384
Israel 3.5%
Bank Hapoalim (Commercial Banks)	296,239	1,134,311
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	43,800	1,670,751
		2,805,062
Malaysia 3.1%
Astro All Asia Networks (Media)	650,500	948,092
Shell Refining (Malaysia) (Oil, Gas and Consumable Fuels)	218,000	606,744
Tenaga Nasional (Electric Utilities)	337,100	891,587
		2,446,423

Portfolio of Investments
October 31, 2005
Seligman Emerging Markets Fund

	Shares	Value
Mexico 7.6%
America Movil (Class L) (ADR) (Wireless Telecommunication Services)	101,100	$2,653,875
Controladora Comercial Mexicana (Food and Staples Retailing)	399,000	598,935
Fomento Economico Mexicano (ADR) (Beverages)	14,300	972,257
Grupo Televisa (ADR) (Media)	13,900	1,016,090
Wal-Mart de Mexico (Series V) (Food and Staples Retailing)	157,600	767,141
		6,008,298
Peru 0.7%
Compania de Minas Buenaventura (Class B) (ADR) (Metals and Mining)	20,400	525,708
Poland 2.5%
Polski Koncern Naftowy Orlen (Oil, Gas and Consumable Fuels)	42,494	751,815
Powszechna Kasa Oszczednosci Bank Polski (Commercial Banks)	93,000	781,387
TVN* (Media)	26,245	447,501
		1,980,703
Russia 4.4%
LUKOIL (ADR) (Oil, Gas and Consumable Fuels)	34,800	1,914,000
MMC Norilsk Nickel (ADR) (Metals and Mining)	10,700	786,450
Mobile Telesystems (ADR) (Wireless Telecommunication Services)	21,000	776,790
		3,477,240
South Africa 9.2%
African Rainbow Minerals* (Metals and Mining)	110,234	616,635
AngloGold Ashanti (Metals and Mining)	4,800	187,680
AngloGold Ashanti (ADR) (Metals and Mining)	7,682	301,834
Barloworld (Industrial Conglomerates)	39,142	612,950
Bidvest Group (Industrial Conglomerates)	28,617	383,605
Imperial Holdings (Air Freight and Logistics)	20,834	387,942
Investec (Capital Markets)	15,805	567,788
Lonmin (Metals and Mining)	34,552	798,275
Sasol (Oil, Gas and Consumable Fuels)	56,310	1,797,256
Standard Bank Group (Commercial Banks)	97,874	1,008,950
Truworths International (Specialty Retail)	218,994	620,074
		7,282,989

____________ See footnotes on page 36.

South Korea 16.7%
Hanwha Chemical (Chemicals)	64,440	$687,398
Hyundai Mobis (Auto Components)	15,010	1,198,276
Kia Motors (Automobiles)	36,060	651,491
Kookmin Bank (Commercial Banks)	25,420	1,458,502
LG Household and Health Care (Household Products)	10,650	584,698
LG.Philips LCD* (Electronic Equipment and Instruments)	35,280	1,321,598
Samsung Electronics (Semiconductors and Semiconductor Equipment)	9,318	4,968,035
Samsung Fire & Marine Insurance (Insurance)	4,141	394,838
Shinsegae (Food and Staples Retailing)	3,264	1,172,213
SK (Oil, Gas and Consumable Fuels)	15,950	819,946
		13,256,995
Taiwan 8.8%
Asustek Computer (Computers and Peripherals)	384,700	1,012,599
AU Optronics (ADR) (Electronic Equipment and Instruments)	126,845	1,617,274
Chi Mei Optoelectronics (Electronic Equipment and Instruments)	708,471	714,951
Eva Airways (Airlines)	1,085,141	421,053
Hon Hai Precision Industry (Electronic Equipment and Instruments)	176,799	767,117
Quanta Computer (Computers and Peripherals)	588,507	816,185
Taiwan Semiconductor Manufacturing (Semiconductors and Semiconductor Equipment)	102,416	160,188
Taiwan Semiconductor Manufacturing (ADR) (Semiconductors and Semiconductor Equipment)	84,424	682,146
Yuanta Core Pacific Securities (Capital Markets)	1,402,432	753,260
		6,944,773
Thailand 1.3%
Banpu (Oil, Gas and Consumable Fuels)	93,800	322,021
PTT Public Company (Oil, Gas and Consumable Fuels)	80,500	434,281
Thai Olefins (Chemicals)	200,300	311,894
True (Rights)* (Diversified Telecommunication Services)	170,524	2,046
		1,070,242

Portfolio of Investments
October 31, 2005
Seligman Emerging Markets Fund

	Shares	Value
Turkey 4.2%
Akbank (Commercial Banks)	132,017	$821,209
Cimsa Cimento Sanayi ve Ticaret (Construction Materials)	105,556	613,117
Tupras-Turkiye Petrol Rafinerileri (Oil, Gas and Consumable Fuels)	64,091	1,096,064
Turkiye Garanti Bankasi* (Commercial Banks)	276,021	821,200
		3,351,590
Total Common Stocks (Cost $65,747,265)		76,697,595
Preferred Stocks 2.7%
Brazil 2.7%
Bradespar (Diversified Financial Services)	21,100	552,847
Companhia Energetica de Minas Gerais “CEMIG” (Electric Utilities)	16,100,000	586,287
Petroleo Brasileiro “Petrobras” (Oil, Gas and Consumable Fuels)	71,900	1,028,466
Total Preferred Stocks (Cost $1,731,084)		2,167,600
Total Investments (Cost $67,478,349) 99.5%		78,865,195
Other Assets Less Liabilities 0.5%		417,844
Net Assets 100.0%		$79,283,039

____________ See footnotes on page 36.

Portfolio of Investments
October 31, 2005
Seligman Global Growth Fund

	Shares	Value
Common Stocks 100.6%
Belgium 1.4%
SES Global (FDR) (Media)	42,898	$677,843
Brazil 1.1%
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	12,400	512,492
Canada 3.8%
Cameco (Oil, Gas and Consumable Fuels)	10,100	482,780
Inco (Metals and Mining)	3,300	132,726
Petro-Canada (Oil, Gas and Consumable Fuels)	13,400	466,975
Research In Motion* (Communications Equipment)	11,500	707,193
		1,789,674
Finland 1.5%
Nokia (Communications Equipment)	42,250	708,960
France 3.6%
LVMH Moet Hennessy Louis Vuitton (Textiles, Apparel and Luxury Goods)	9,119	738,350
Vivendi Universal (Media)	31,468	988,794
		1,727,144
Germany 7.9%
Adidas-Salomon (Textiles, Apparel and Luxury Goods)	3,890	652,405
Allianz (Insurance)	7,059	996,994
Bayerische Hypo- und Vereinsbank* (Commercial Banks)	25,279	704,414
Merck KGaA (Pharmaceuticals)	10,010	828,200
Muenchener Rueckversicherungs-Gesellschaft (Insurance)	5,106	599,760
		3,781,773
Hong Kong 0.5%
Hutchison Whampoa (Industrial Conglomerates)	24,000	227,794
Ireland 0.7%
Ryanair Holdings (ADR)* (Airlines)	6,800	337,348
Israel 1.3%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	15,700	598,877

____________ See footnotes on page 36.

Japan 9.1%
Eisai (Pharmaceuticals)	18,600	$730,325
Japan Tobacco (Tobacco)	40	633,172
Matsushita Electric Industrial (Household Durables)	31,000	569,023
Mitsubishi UFJ Financial Group (Commercial Banks)	38	479,159
NTT DoCoMo (Wireless Telecommunication Services)	139	240,601
Seven & I Holdings (Food and Staples Retailing)	12,600	411,305
Shizuoka Bank (Commercial Banks)	13,000	137,275
SoftBank (Internet Software and Services)	7,200	409,399
Toyota Motor (Automobiles)	8,300	385,339
Yamato Holdings (Air Freight and Logistics)	20,000	330,064
		4,325,662
Mexico 1.5%
Grupo Televisa (ADR) (Media)	9,900	723,690
Netherlands 1.0%
Philips Electronics (Household Durables)	18,474	482,997
South Africa 1.0%
Sasol (Oil, Gas and Consumable Fuels)	14,491	462,512
South Korea 0.7%
Hana Bank (Commercial Banks)	3,200	116,239
Samsung Electronics (Semiconductors and Semiconductor Equipment)	422	224,996
		341,235
Spain 1.1%
Banco Bilbao Vizcaya Argentaria (Commercial Banks)	29,185	514,239
Sweden 1.7%
Telefonaktiebolaget LM Ericsson (B Shares) (Communications Equipment)	241,000	790,674
Switzerland 7.8%
Credit Suisse Group (Commercial Banks)	28,369	1,254,908
Nestle (Consumer Staples)	2,380	708,415
Roche Holding (Pharmaceuticals)	3,571	533,500
UBS (Capital Markets)	10,180	864,136
Xstrata (Metals and Mining)	15,482	354,374
		3,715,333

Portfolio of Investments
October 31, 2005
Seligman Global Growth Fund

	Shares	Value
United Kingdom 12.3%
Anglo American (Metals and Mining)	16,127	$476,425
AstraZeneca (Pharmaceuticals)	10,328	463,531
Carphone Warehouse Group (Specialty Retail)	265,705	921,954
EMI Group (Media)	287,754	1,088,962
Reckitt Benckiser (Household Products)	34,976	1,056,931
Rio Tinto (Metals and Mining)	11,179	426,999
Standard Chartered (Commercial Banks)	51,266	1,076,346
Vodafone Group (Wireless Telecommunication Services)	130,020	341,231
		5,852,379
United States 42.6%
Abercrombie & Fitch (Class A) (Specialty Retail)	6,400	332,736
ACE (Insurance)	13,300	692,930
Altria Group (Tobacco)	12,900	968,145
American Tower (Class A)* (Wireless Telecommunication Services)	9,800	233,730
Amgen* (Biotechnology)	9,500	719,673
Baxter International (Health Care Equipment and Supplies)	17,100	653,733
Best Buy (Specialty Retail)	13,900	615,214
Boeing (Aerospace and Defense)	12,700	820,928
Cardinal Health (Health Care Providers and Services)	15,100	943,901
Corning* (Communications Equipment)	76,400	1,534,876
Electronic Arts* (Software)	3,600	204,750

____________ See footnotes on page 36.

United States (continued)
Freeport-McMoRan Copper & Gold (Class B) (Metals and Mining)	10,100	$499,142
General Dynamics (Aerospace and Defense)	7,800	907,140
Goldman Sachs Group (Capital Markets)	7,700	973,049
Google (Class A)* (Internet Software and Services)	4,900	1,821,232
Halliburton (Energy Equipment and Services)	8,200	484,620
Medtronic (Health Care Equipment and Supplies)	11,200	634,592
Microsoft (Software)	27,700	711,751
Motorola (Communications Equipment)	34,300	760,088
Office Depot* (Specialty Retail)	18,000	495,540
Pixar* (Media)	12,200	618,845
Procter & Gamble (Household Products)	21,600	1,209,384
QUALCOMM (Communications Equipment)	16,800	666,624
Schering-Plough (Pharmaceuticals)	33,700	685,458
Sirius Satellite Radio* (Media)	39,400	245,265
UnitedHealth Group (Health Care Providers and Services)	11,600	671,524
Urban Outfitters* (Specialty Retail)	6,700	189,845
Valero Energy (Oil, Gas and Consumable Fuels)	5,000	526,200
Warner Music Group (Media)	29,400	455,406
		20,276,321
Total Investments (Cost $44,937,651) 100.6%		47,846,947
Other Assets Less Liabilities (0.6)%		(289,613)
Net Assets 100.0%		$47,557,334

Portfolio of Investments
October 31, 2005
Seligman Global Smaller Companies Fund

	Shares	Value
Common Stocks and Warrants 98.5%
Australia 2.6%
Adsteam Marine (Transportation Infrastructure)	485,649	$615,236
AWB (Food and Staples Retailing)	198,637	801,260
Bendigo Bank (Commercial Banks)	49,600	428,583
Harvey Norman Holdings (Multiline Retail)	161,200	344,199
Leighton Holdings (Construction and Engineering)	37,134	424,523
Mirvac Group (Real Estate)	158,700	454,278
Multiplex Group (Real Estate)	174,400	432,659
MYOB (Software)	909,633	769,939
PaperlinX (Paper and Forest Products)	156,451	360,501
STW Communications Group (Media)	183,697	403,009
		5,034,187
Canada 6.5%
Canaccord Capital (Capital Markets)	121,800	1,175,616
Dundee Real Estate Investment Trust† (Real Estate)	41,500	873,148
Dundee Wealth Management (Capital Markets)	26,500	199,687
Dundee Wealth Management† (Capital Markets)	75,200	566,658
First Quantum Minerals (Metals and Mining)	65,500	1,536,153
Gildan Activewear (Class A)* (Textiles, Apparel and Luxury Goods)	24,500	854,315
GMP Capital (Capital Markets)	20,437	517,371
Grande Cache Coal* (Metals and Mining)	197,300	621,417
OPTI Canada* (Oil, Gas and Consumable Fuels)	48,500	1,505,795
Railpower Technologies* (Machinery)	127,000	545,161
Railpower Technologies*† (Machinery)	87,300	374,745
Ritchie Bros. Auctioneers (Commercial Services and Supplies)	24,000	984,480
Synenco Energy*† (Oil, Gas and Consumable Fuels)	17,794	210,919
UTS Energy† (Oil, Gas and Consumable Fuels)	386,400	1,426,386
Western Oil Sands (Class A)* (Oil, Gas and Consumable Fuels)	51,473	1,106,946
		12,498,797
China 0.9%
Beijing Capital International Airport (Class H) (Transportation Infrastructure)	1,285,500	514,624
China Oilfield Services (Energy Equipment and Services)	1,621,400	596,259
Sinotrans (Class H) (Air Freight and Logistics)	1,740,700	607,155
		1,718,038
____________ See footnotes on page 36.

Denmark 0.5%
Carlsberg (Class B) (Beverages)	9,037	$494,295
TrygVesta* (Insurance)	10,050	414,779
		909,074
Finland 0.5%
M-real (B shares) (Paper and Forest Products)	183,700	874,122
France 2.1%
Alstom* (Electrical Equipment)	9,182	439,843
Bacou-Dalloz (Commercial Services and Supplies)	6,126	550,777
bioMerieux (Health Care Equipment and Supplies)	17,377	856,257
Cegedim (Health Care Providers and Services)	6,400	533,071
Ipsos (Media)	2,600	308,512
Rhodia (Chemicals)	376,035	766,558
Saft Groupe* (Electrical Equipment)	4,204	132,935
Saft Groupe*† (Electrical Equipment)	11,700	369,966
		3,957,919
Germany 2.4%
Elmos Semiconductor (Semiconductors and Semiconductor Equipment)	43,047	502,029
GEA Group (Chemicals)	98,909	1,126,294
Kontron* (Semiconductors and Semiconductor Equipment)	47,732	348,979
MLP* (Capital Markets)	16,993	328,740
MTU Aero Engines Holdings* (Aerospace and Defense)	26,200	761,230
MTU Aero Engines Holdings*† (Aerospace and Defense)	37,300	1,083,737
SGL Carbon* (Electrical Equipment)	31,472	460,612
		4,611,621
Greece 0.9%
Aktor (Construction and Engineering)	203,072	750,375
Aries Maritime Transport (Marine)	69,000	958,410
		1,708,785
Hong Kong 0.2%
CITIC International Financial Holdings (Commercial Banks)	1,079,000	394,245
Far East Pharmaceutical Technology (Pharmaceuticals)	3,008,700	—
		394,245
India 0.3%
Dr. Reddy’s Laboratories (ADR) (Pharmaceuticals)	29,900	561,522

Portfolio of Investments
October 31, 2005
Seligman Global Smaller Companies Fund

	Shares	Value
Italy 1.4%
Brembo (Auto Components)	103,874	$721,363
Caltagirone Editore (Media)	21,847	186,673
Permasteelisa (Building Products)	38,996	588,390
Sorin* (Health Care Equipment and Supplies)	401,506	954,737
Tod’s (Textiles, Apparel and Luxury Goods)	5,563	318,185
		2,769,348
Japan 16.5%
77 Bank (Commercial Banks)	120,200	960,617
Argo Graphics (IT Services)	15,900	371,825
Belluna (Internet and Catalog Retailing)	15,950	536,928
Chofu Seisakusho (Household Durables)	19,400	468,129
Coca-Cola West Japan (Beverages)	32,700	724,910
Disco (Semiconductors and Semiconductor Equipment)	22,900	971,323
Eneserve (Electrical Equipment)	42,100	801,769
Enplas (Electronic Equipment and Instruments)	16,500	393,273
FamilyMart (Food and Staples Retailing)	33,300	991,878
Fuji Fire & Marine Insurance (Insurance)	137,400	546,697
Futaba (Electrical Equipment)	7,800	183,227
Gunma Bank (Commercial Banks)	68,300	488,205
Hakuhodo DY Holdings (Media)	12,200	821,688
Hamamatsu Photonics K.K. (Electronic Equipment and Instruments)	27,600	639,936
Hogy Medical (Health Care Equipment and Supplies)	16,900	920,736
Honeys (Specialty Retail)	8,400	436,965
Hosiden (Electronic Equipment and Instruments)	30,500	294,430
Japan Petroleum Exploration (Oil, Gas and Consumable Fuels)	29,900	1,482,470
Kobayashi Pharmaceutical (Personal Products)	53,500	1,651,331
Matsumotokiyoshi (Food and Staples Retailing)	18,200	550,075
Milbon (Personal Products)	20,700	777,604
Minebea (Machinery)	141,400	551,996
Ministop (Food and Staples Retailing)	24,600	506,553
Mochida Pharmaceutical (Pharmaceuticals)	141,400	992,425
Modec (Energy Equipment and Services)	18,000	504,603
Morinaga (Food Products)	420,500	1,156,774
Nishimatsu Construction (Construction and Engineering)	209,500	970,432
Obic (IT Services)	5,900	963,787

____________ See footnotes on page 36.

Japan (continued)
Obic Business Consultants (Software)	22,500	$1,284,144
Parco (Multiline Retail)	37,000	358,577
Ryohin Keikaku (Multiline Retail)	7,800	520,715
Sazaby (Specialty Retail)	18,600	415,462
Sumitomo Osaka Cement (Construction Materials)	284,800	806,850
Taiyo Ink Manufacturing (Chemicals)	30,500	1,300,395
Takasago International (Chemicals)	149,500	713,111
Tokyo Ohka Kogyo (Chemicals)	23,000	561,735
Toppan Forms (Commercial Services and Supplies)	70,800	873,254
Towa Bank (Commercial Banks)	205,900	717,143
Towa Pharmaceutical (Pharmaceuticals)	21,400	557,803
Uni-Charm (Household Products)	9,900	447,952
Union Tool (Machinery)	41,200	1,509,730
UNY (Food and Staples Retailing)	69,200	861,776
		31,589,233
Malaysia 1.3%
AirAsia* (Airlines)	1,196,300	506,669
Resorts World (Hotels, Restaurants and Leisure)	312,000	867,668
RHB Capital (Commercial Banks)	804,600	520,233
YTL (Multi-Utilities and Unregulated Power)	451,200	651,102
		2,545,672
Mexico 0.3%
Grupo Aeroportuario del Sureste (ADR) (Transportation Infrastructure)	19,500	633,750
Netherlands 1.9%
AM (Construction and Engineering)	35,099	412,242
Hagemeyer* (Trading Companies and Distributors)	294,559	797,594
New Skies Satellites Holdings (Diversified Telecommunication Services)	40,500	910,845
Qiagen* (Biotechnology)	65,592	776,791
Unit 4 Agresso* (Software)	44,309	709,098
		3,606,570
South Africa 0.4%
African Rainbow Minerals* (Metals and Mining)	65,800	368,077
Dimension Data Holdings* (IT Services)	632,829	389,330
		757,407
South Korea 0.2%
GS Holdings (Oil, Gas and Consumable Fuels)	16,100	369,604

Portfolio of Investments
October 31, 2005
Seligman Global Smaller Companies Fund

	Shares	Value
Sweden 1.0%
D. Carnegie (Capital Markets)	34,500	$420,315
Medivir (Class B)* (Biotechnology)	27,480	170,820
Munters (Machinery)	37,000	892,277
Teleca (Class B)* (IT Services)	110,630	490,532
		1,973,944
Switzerland 1.7%
Bachem Holding (Biotechnology)	9,600	571,470
Baloise Holding (Insurance)	21,716	1,106,675
EMS-Chemie Holding (Chemicals)	7,290	644,595
Helvetia Patria Holding (Insurance)	5,379	969,861
		3,292,601
Thailand 1.0%
Bangkok Expressway (Transportation Infrastructure)	792,700	435,421
Krung Thai Bank (Commercial Banks)	2,985,600	732,124
TMB Bank* (Commercial Banks)	6,702,400	677,143
		1,844,688
United Kingdom 7.0%
Benfield Group (Insurance)	133,178	753,942
Bespak (Health Care Equipment and Supplies)	25,971	246,396
Cambridge Antibody Technology Group* (Biotechnology)	60,800	723,781
Cattles (Consumer Finance)	229,766	1,111,699
FirstGroup (Road and Rail)	195,909	1,136,699
FKI (Machinery)	384,878	695,019
GCap Media (Media)	228,422	1,373,778
Hiscox (Insurance)	117,839	427,651
Jardine Lloyd Thompson Group (Insurance)	212,800	1,796,160
Luminar (Hotels, Restaurants and Leisure)	59,141	507,409
Maiden Group (Media)	99,100	239,450
Misys (Software)	133,847	486,385
Northern Foods (Food Products)	289,148	770,426
Radstone Technology (Aerospace and Defense)	137,149	689,451
SSL International (Health Care Equipment and Supplies)	169,498	790,139
SurfControl* (Software)	60,437	457,005
Ultra Electronics Holdings (Aerospace and Defense)	26,000	405,034
Yule Catto (Chemicals)	200,727	888,455
		13,498,879

____________ See footnotes on page 36.

United States 48.9%
Abgenix* (Biotechnology)	109,500	$1,137,705
Acadia Realty Trust (Real Estate)	51,800	984,200
Adaptec* (Computers and Peripherals)	238,000	976,990
AGCO* (Machinery)	66,700	1,066,533
Alon USA Energy* (Oil, Gas and Consumable Fuels)	28,200	549,900
American Commercial Lines*† (Marine)	11,700	327,893
American Home Mortgage Investment (Real Estate)	26,000	702,780
American Reprographics* (Commercial Services and Supplies)	61,100	1,029,535
AmSurg* (Health Care Providers and Services)	33,750	800,887
Applera-Celera Genomics Group* (Biotechnology)	63,000	748,440
Arch Coal (Oil, Gas and Consumable Fuels)	12,500	963,375
ARIAD Pharmaceuticals* (Biotechnology)	146,300	1,014,590
Arlington Tankers (Oil, Gas and Consumable Fuels)	44,000	979,880
Armor Holdings* (Aerospace and Defense)	21,500	961,265
Array BioPharma* (Biotechnology)	120,600	853,245
Asyst Technologies* (Semiconductors and Semiconductor Equipment)	152,600	656,943
Bio-Rad Laboratories (Class A)* (Health Care Equipment and Supplies)	21,000	1,228,920
Biosite* (Health Care Equipment and Supplies)	20,000	1,101,600
BISYS Group* (IT Services)	48,500	614,980
Blackbaud (Software)	58,523	840,683
Blount International* (Household Durables)	45,800	726,388
Bronco Drilling* (Energy Equipment and Services)	22,700	549,907
Cabot Oil & Gas (Oil, Gas and Consumable Fuels)	23,450	1,073,776
Carpenter Technology (Metals and Mining)	19,200	1,157,760
Charming Shoppes* (Specialty Retail)	88,000	984,280
Cleveland-Cliffs (Metals and Mining)	15,000	1,223,100
Corinthian Colleges* (Diversified Consumer Services)	69,500	864,580
Credence Systems* (Semiconductors and Semiconductor Equipment)	96,000	737,760
CV Therapeutics* (Biotechnology)	56,300	1,408,344
Denbury Resources (Oil, Gas and Consumable Fuels)	26,100	1,138,743
DiamondRock Hospitality (Real Estate)	400	4,460
DiamondRock Hospitality† (Real Estate)	78,000	869,700
Dot Hill Systems* (Computers and Peripherals)	125,500	868,460
Eddie Bauer Holdings* (Specialty Retail)	49,000	1,145,375

Portfolio of Investments
October 31, 2005
Seligman Global Smaller Companies Fund

	Shares	Value
United States (continued)
EDO (Aerospace and Defense)	32,800	$947,920
Education Realty Trust (Real Estate)	69,500	1,077,250
EFJ* (Communications Equipment)	36,700	364,247
Encore Acquisition* (Oil, Gas and Consumable Fuels)	32,750	1,123,653
Encysive Pharmaceuticals* (Biotechnology)	137,800	1,444,833
Exelixis* (Biotechnology)	126,700	974,956
FairPoint Communications (Diversified Telecommunication Services)	101,000	1,380,670
Ferro (Chemicals)	17,300	308,632
First Republic Bank (Commercial Banks)	27,000	1,023,570
FirstFed Financial* (Thrifts and Mortgage Finance)	18,000	962,820
FreightCar America (Machinery)	20,000	874,200
GameStop (Class A)* (Specialty Retail)	35,100	1,245,348
Gold Kist* (Food Products)	43,000	738,525
GrafTech International* (Electrical Equipment)	145,000	710,500
Gray Television (Media)	44,900	404,100
Group 1 Automotive* (Specialty Retail)	39,000	1,077,960
HCC Insurance Holdings (Insurance)	39,500	1,185,000
Hercules Offshore* (Energy Equipment and Services)	25,500	556,282
Human Genome Sciences* (Biotechnology)	71,000	592,140
Hutchinson Technology* (Computers and Peripherals)	45,100	1,117,578
Imation (Computers and Peripherals)	22,500	963,225
Incyte* (Biotechnology)	164,500	815,920
International Rectifier* (Semiconductors and Semiconductor Equipment)	12,000	355,080
Iomega* (Computers and Peripherals)	206,500	609,175
Iron Mountain* (IT Services)	20,250	789,750
Kansas City Life Insurance (Insurance)	16,000	812,800
KFX* (Oil, Gas and Consumable Fuels)	59,000	859,630
KNBT Bancorp (Thrifts and Mortgage Finance)	51,500	820,910
Leadis Technology* (Semiconductors and Semiconductor Equipment)	85,400	444,934
Lin TV (Class A)* (Media)	82,700	1,061,041
M/I Homes (Household Durables)	15,800	709,420
Massey Energy (Oil, Gas and Consumable Fuels)	21,500	861,505
MAXIMUS (IT Services)	26,000	942,500
MedCath* (Health Care Providers and Services)	23,000	421,935

____________ See footnotes on page 36.

	Shares or Warrants		Value
United States (continued)
Medical Properties Trust (Real Estate)	32,000	shs.	$286,080
Medical Properties Trust† (Real Estate)	73,200		654,408
Mercury Computer Systems* (Aerospace and Defense)	35,000		663,950
MFA Mortgage Investments (Real Estate)	84,000		483,000
Nasdaq Stock Market* (Diversified Financial Services)	36,000		1,111,860
NBTY* (Personal Products)	47,700		954,477
NCI Building Systems* (Building Products)	21,000		863,730
Nexstar Broadcasting Group (Class A)* (Media)	50,900		235,412
Nuance Communications* (Software)	219,200		1,125,592
optionsXpress* (Capital Markets)	46,100		869,215
OSI Systems Holdings* (Electronic Equipment and Instruments)	61,100		1,013,343
ParkerVision* (Communications Equipment)	127,900		930,472
ParkerVision* ($9, expiring 3/11/10) (Communications Equipment)	10,000	wts.	32,192
Penn Virginia (Oil, Gas and Consumable Fuels)	18,000	shs.	978,480
PFF Bancorp (Thrifts and Mortgage Finance)	33,750		1,013,850
Platinum Underwriters Holdings (Insurance)	28,680		817,093
PNM Resources (Multi-Utilities and Unregulated Power)	15,500		392,925
PolyMedica (Health Care Equipment and Supplies)	27,900		920,281
Premium Standard Farms (Food Products)	53,300		908,498
Regis (Diversified Consumer Services)	23,700		909,132
Rentech* (Oil, Gas and Consumable Fuels)	364,500		958,635
Rotech Healthcare* (Health Care Providers and Services)	27,800		561,560
SeaChange International* (Communications Equipment)	101,500		634,882
Simpson Manufacturing (Building Products)	21,000		828,660
SiRF Technology Holdings* (Communications Equipment)	19,000		489,915
SpatiaLight* (Electronic Equipment and Instruments)	167,000		740,645
Standard Pacific (Household Durables)	21,400		825,612
Steel Dynamics (Metals and Mining)	27,500		850,025
Stone Energy* (Oil, Gas and Consumable Fuels)	22,000		1,009,800
Swift Energy* (Oil, Gas and Consumable Fuels)	29,000		1,266,140
Syntroleum* (Oil, Gas and Consumable Fuels)	59,480		424,092

Portfolio of Investments
October 31, 2005
Seligman Global Smaller Companies Fund

	Shares	Value
United States (continued)
Sypris Solutions (Aerospace and Defense)	49,400	$504,374
TAC Acquisition* (IT Services)	173,500	1,072,230
TAL International Group* (Trading Companies and Distributors)	57,000	1,032,270
Terex* (Machinery)	16,000	879,520
theglobe.com* (Media)	757,700	218,218
Timberland (Class A)* (Textiles, Apparel and Luxury Goods)	39,800	1,120,370
United Rentals* (Trading Companies and Distributors)	71,100	1,391,427
Universal Forest Products (Building Products)	13,500	746,617

____________ See footnotes on page 36.

United States (continued)
Value Line (Media)	10,800	$418,662
Vintage Petroleum (Oil, Gas and Consumable Fuels)	13,900	721,271
Wheeling-Pittsburgh* (Metals and Mining)	58,200	746,997
Wright Express* (IT Services)	56,500	1,219,270
Yankee Candle (Household Durables)	44,000	994,840
		93,691,008
Total Investments (Cost $173,009,614) 98.5%		188,841,014
Other Assets Less Liabilities 1.5%		2,819,572
Net Assets100.0%		$191,660,586

Portfolio of Investments
October 31, 2005
Seligman Global Technology Fund

	Shares	Value
Common Stocks 94.8%
Australia 0.0%
United Customer Management Solutions* (IT Services)	2,282,186	$—
China 0.5%
Sina* (Internet Software and Services)	67,600	1,714,336
Finland 2.8%
Nokia (ADR) (Communications Equipment)	449,700	7,563,954
TietoEnator (IT Consulting and Services)	84,800	2,691,926
		10,255,880
France 2.0%
Alcatel* (Communications Equipment)	162,443	1,906,461
Atos Origin* (IT Services)	75,356	5,181,990
		7,088,451
Germany 0.7%
Q-Cells* (Semiconductors and Semiconductor Equipment)	47,750	2,620,951
India 2.0%
Infosys Technologies (IT Services)	49,703	2,791,915
Satyam Computer Services (IT Services)	222,900	3,001,379
Satyam Computer Services (ADR) (IT Services)	43,080	1,472,474
		7,265,768
Israel 1.3%
Ness Technologies (IT Services)	63,900	580,212
Orbotech* (Electronic Equipment and Instruments)	187,400	4,082,509
		4,662,721
Japan 4.3%
Canon (Office Electronics)	40,600	2,148,493
Ibiden (Electronic Equipment and Instruments)	133,200	5,423,002
Nidec (Electronic Equipment and Instruments)	34,800	2,036,845
Nippon Electric Glass (Electronic Equipment and Instruments)	62,000	1,186,364
NOK (Automobiles and Components)	61,700	1,864,477
Sanken Electric (Semiconductors and Semiconductor Equipment)	128,000	1,482,850
Tokuyama (Chemicals)	166,000	1,642,627
		15,784,658

____________ See footnotes on page 36.

Netherlands 1.3%
ASML Holding (NY shares)* (Semiconductors and Semiconductor Equipment)	110,300	$1,870,688
TomTom* (Communications Equipment)	72,847	2,805,205
		4,675,893
Sweden 0.5%
Telefonaktiebolaget LM Ericsson (ADR) (Communications Equipment)	54,100	1,775,291
Taiwan 3.7%
Acer (Computers and Peripherals)	1,077,000	2,194,653
Advanced Semiconductor Engineering (Semiconductors and Semiconductor Equipment)	2,827,000	1,733,624
Asia Optical (Leisure Equipment and Products)	227,029	1,313,658
Asustek Computer (Computers and Peripherals)	382,800	1,007,598
High Tech Computer (Computers and Peripherals)	194,000	2,090,950
Hon Hai Precision Industry (Electronic Equipment and Instruments)	780,838	3,387,996
Taiwan Semiconductor Manufacturing (ADR)* (Semiconductors and Semiconductor Equipment)	226,800	1,832,544
		13,561,023
United Kingdom 1.9%
iSOFT Group (Health Care Providers and Services)	246,500	1,738,782
LogicaCMG (IT Services)	571,000	1,435,345
LogicaCMG (Rights) (IT Services)	285,500	171,814
Sportingbet (Hotels, Restaurants and Leisure)	349,848	1,824,148
Xyratex* (Electronic Equipment and Instruments)	122,400	1,657,908
		6,827,997
United States 73.8%
ADE* (Semiconductors and Semiconductor Equipment)	79,200	1,616,868
Advanced Micro Devices* (Semiconductors and Semiconductor Equipment)	648,200	15,051,204
Altera* (Semiconductors and Semiconductor Equipment)	294,900	4,911,560
Amdocs* (IT Services)	607,800	16,088,466
Amphenol (Class A) (Electronic Equipment and Instruments)	86,000	3,437,420
Avid Technology* (Computers and Peripherals)	26,800	1,318,560

Portfolio of Investments
October 31, 2005
Seligman Global Technology Fund

	Shares	Value
United States (continued)
Avocent* (Communications Equipment)	115,000	$3,524,750
Beckman Coulter (Health Care Equipment and Supplies)	17,400	857,124
Becton, Dickinson (Health Care Equipment and Supplies)	38,100	1,933,575
BMC Software* (Systems Software)	588,800	11,534,592
Broadcom (Class A)* (Semiconductors and Semiconductor Equipment)	41,600	1,764,464
Cadence Design Systems* (Technical Software)	418,100	6,622,704
Cisco Systems* (Communications Equipment)	484,600	8,453,847
Citrix Systems* (Application Software)	134,700	3,713,006
Computer Associates International (Systems Software)	457,339	12,791,772
Consolidated Communications Holdings (Diversified Telecommunication Services)	92,000	1,216,700
Corning* (Communications Equipment)	231,200	4,644,808
Electronics for Imaging* (Computers and Peripherals)	127,800	3,205,863
EMC* (Computers and Peripherals)	732,300	10,222,908
F5 Networks* (Communications Equipment)	22,200	1,153,401
Fisher Scientific International* (Health Care Equipment and Supplies)	47,900	2,706,350
Garmin (Household Durables)	15,200	872,252
Google (Class A)* (Internet Software and Services)	12,300	4,571,664
Hyperion Solutions* (Application Software)	76,500	3,694,567
Integrated Device Technology* (Semiconductors and Semiconductor Equipment)	440,100	4,337,186
International Business Machines (Computers and Peripherals)	76,200	6,239,256
Kinetic Concepts* (Health Care Equipment and Supplies)	101,700	3,651,030
Linear Technology (Semiconductors and Semiconductor Equipment)	25,300	840,086

____________ See footnotes on page 36.

United States (continued)
Marvell Technology Group* (Semiconductors and Semiconductor Equipment)	42,300	$1,960,393
Maxim Integrated Products (Semiconductors and Semiconductor Equipment)	22,600	783,655
McAfee* (Internet Software and Services)	273,400	8,210,202
MEMC Electronic Materials* (Semiconductors and Semiconductor Equipment)	794,400	14,251,536
Mercury Interactive* (Application Software)	239,100	8,313,507
Microsoft (Application Software)	818,700	21,036,497
Micrus Endovascular* (Health Care Equipment and Supplies)	41,600	357,552
Monster Worldwide* (Commercial Services and Supplies)	116,700	3,823,092
Open Solutions* (Application Software)	82,300	1,760,809
Oracle* (Systems Software)	923,400	11,704,095
QUALCOMM (Communications Equipment)	198,400	7,872,512
Seagate Technology* (Computers and Peripherals)	361,800	5,242,482
Silicon Laboratories* (Semiconductors and Semiconductor Equipment)	72,500	2,331,963
Sprint Nextel (Diversified Telecommunication Services)	203,200	4,736,592
Symantec* (Internet Software and Services)	850,265	20,223,553
Synopsys* (Technical Software)	508,500	9,633,533
Tessera Technologies* (Semiconductors and Semiconductor Equipment)	66,200	1,842,346
THQ* (Consumer Software)	35,500	822,713
VeriSign* (Internet Software and Services)	81,600	1,926,168
		267,809,183
Total Investments (Cost $333,435,748) 94.8%		344,042,152
Other Assets Less Liabilities 5.2%		18,806,737
Net Assets 100.0%		$362,848,889

Portfolio of Investments
October 31, 2005
Seligman International Growth Fund

	Shares	Value
Common Stocks and Warrants 101.0%
Belgium 1.9%
SES Global (FDR) (Media)	91,650	$1,448,186
Brazil 1.0%
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	18,900	781,137
Canada 7.5%
Cameco (Oil, Gas and Consumable Fuels)	15,400	736,120
Canadian Pacific Railway (Road and Rail)	18,300	752,235
Inco (Metals and Mining)	8,900	357,958
Petro-Canada (Oil, Gas and Consumable Fuels)	34,286	1,194,828
Research In Motion* (Communications Equipment)	18,100	1,113,059
SNC-Lavalin Group (Construction and Engineering)	12,287	775,025
Talisman Energy (Oil, Gas and Consumable Fuels)	17,200	761,775
		5,691,000
Finland 1.8%
Nokia (Communications Equipment)	81,400	1,365,901
France 15.7%
Altran Technologies* (IT Services)	54,613	638,362
Dassault Systemes (Software)	31,821	1,641,023
Essilor International (Health Care Equipment and Supplies)	19,338	1,591,608
European Aeronautic Defence and Space (Aerospace and Defense)	17,377	601,635
LVMH Moet Hennessy Louis Vuitton (Textiles, Apparel and Luxury Goods)	17,714	1,434,273
PPR* (Multiline Retail)	3,672	385,761
PSA Peugeot Citroen (Automobiles)	5,680	344,848
Publicis Groupe (Media)	38,157	1,262,289
Unibail (Real Estate)	8,256	1,090,493
Veolia Environnement (Multi-Utilities and Unregulated Power)	27,245	1,135,928
Vivendi Universal (Media)	57,804	1,816,329
		11,942,549

____________ See footnotes on page 36.

	Shares or Warrants		Value
Germany 10.2%
Adidas-Salomon (Textiles, Apparel and Luxury Goods)	7,462	shs.	$1,251,478
Allianz (Insurance)	11,320		1,598,806
Bayerische Hypo- und Vereinsbank* (Commercial Banks)	41,661		1,160,907
Merck KGaA (Pharmaceuticals)	21,262		1,759,159
Muenchener Rueckversicherungs-Gesellschaft* (Insurance)	9,710		1,140,555
Siemens (Industrial Conglomerates)	11,798		877,394
			7,788,299
Hong Kong 0.5%
Hutchison Whampoa (Industrial Conglomerates)	39,000		370,166
India 0.8%
Bharti Tele-Ventures (exercise price of $0.934, expiring 1/19/09)* (Wireless Telecommunication Services)	74,900	wts.	584,370
Ireland 0.8%
Ryanair Holdings (ADR)* (Airlines)	12,700	shs.	630,047
Israel 1.6%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	31,200		1,190,124
Italy 1.4%
Eni (Oil, Gas and Consumable Fuels)	39,572		1,058,429
Japan 21.1%
Eisai (Pharmaceuticals)	29,600		1,162,237
Fanuc (Machinery)	16,400		1,296,220
Japan Tobacco (Tobacco)	98		1,551,271
JSR (Chemicals)	33,200		781,793
Keyence (Electronic Equipment and Instruments)	4,500		1,040,728
Komatsu (Machinery)	58,000		780,904
Koyo Seiko (Machinery)	31,000		499,307
Matsushita Electric Industrial (Household Durables)	65,000		1,193,112
Mitsubishi UFJ Financial Group (Commercial Banks)	91		1,147,461

Portfolio of Investments
October 31, 2005
Seligman International Growth Fund

	Shares	Value
Japan (continued)
Nippon Electric Glass (Electronic Equipment and Instruments)	88,000	$1,683,872
NTT DoCoMo (Wireless Telecommunication Services)	221	382,539
Seven & I Holdings (Food and Staples Retailing)	31,100	1,015,205
Shionogi (Pharmaceuticals)	12,000	145,910
Shizuoka Bank (Commercial Banks)	20,000	211,193
SoftBank (Internet Software and Services)	11,600	659,587
Toyota Motor (Automobiles)	34,200	1,587,783
Yamato Holdings (Air Freight and Logistics)	56,000	924,180
		16,063,302
Mexico 2.1%
Grupo Televisa (ADR) (Media)	22,200	1,622,820
Netherlands 3.0%
Numico* (Food Products)	18,681	756,152
Philips Electronics (Household Durables)	45,386	1,186,604
TomTom* (Communications Equipment)	9,392	361,669
		2,304,425
South Africa 1.0%
Sasol (Oil, Gas and Consumable Fuels)	23,017	734,638
South Korea 1.0%
Hana Bank (Commercial Banks)	10,120	367,606
Samsung Electronics (Semiconductors and Semiconductor Equipment)	674	359,353
		726,959
Spain 1.8%
Banco Bilbao Vizcaya Argentaria (Commercial Banks)	75,858	1,336,617
Sweden 2.4%
Atlas Copco (A Shares) (Machinery)	20,800	379,856
Telefonaktiebolaget LM Ericsson (B Shares) (Communications Equipment)	448,000	1,469,801
		1,849,657
Switzerland 11.9%
Credit Suisse Group (Commercial Banks)	43,299	1,915,339
Kuehne & Nagel International (Marine)	3,303	773,065
Nestle (Food Products)	6,843	2,036,843
Roche Holding (Pharmaceuticals)	11,278	1,684,911
Swatch Group (Textiles, Apparel and Luxury Goods)	18,438	524,174
UBS (Capital Markets)	17,430	1,479,557
Xstrata (Metals and Mining)	25,969	594,415
		9,008,304
United Kingdom 13.5%
Anglo American (Metals and Mining)	25,645	757,606
AstraZeneca (Pharmaceuticals)	26,024	1,167,983
Carphone Warehouse Group (Specialty Retail)	381,720	1,324,508
EMI Group (Media)	434,358	1,643,764
Reckitt Benckiser (Household Products)	60,248	1,820,619
Rio Tinto (Metals and Mining)	17,729	677,186
Standard Chartered (Commercial Banks)	101,287	2,126,553
Vodafone Group (Wireless Telecommunication Services)	286,272	751,307
		10,269,526
Total Investments (Cost $71,375,714) 101.0%		76,766,456
Other Assets Less Liabilities (1.0)%		(729,108)
Net Assets 100.0%		$76,037,348

* Non-income producing security.

ADR – American Depositary Receipts.

FDR – Fiduciary Depositary Receipts.

GDR – Global Depositary Receipts.

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2005

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Assets:
Investments, at value:
Common stocks and warrants	$76,697,595	$47,846,947	$188,841,014	$344,042,152	$76,766,456
Preferred stocks	2,167,600	—	—	—	—
Total investments*	78,865,195	47,846,947	188,841,014	344,042,152	76,766,456
Cash denominated in U.S. dollars	1,190,952	—	2,083,476	19,661,825	—
Cash denominated in foreign currencies	27,709	15,590	60,065	7,155,647	—
Receivable for Capital Stock sold	370,078	13,143	177,595	140,122	125,439
Receivable for securities sold	195,876	2,232,868	1,255,147	12,536,216	1,010,483
Receivable for dividends	122,714	94,746	220,379	111,645	158,124
Expenses prepaid to shareholder service agent	61,845	38,003	111,617	220,892	56,533
Receivable from Manager (Note 3)	36,219	1,659	—	—	64,323
Unrealized appreciation on forward currency contracts	201	—	2,751,793	—	4,988
Other	3,864	2,833	10,455	229,135	5,733
Total Assets	80,874,653	50,245,789	195,511,541	384,097,634	78,192,079
Liabilities:
Bank overdraft	—	794,228	—	—	517,907
Payable for securities purchased	1,215,637	1,595,444	2,471,676	19,309,989	1,244,641
Payable for Capital Stock repurchased	130,953	140,462	376,855	1,109,945	165,220
Management fee payable	85,950	40,959	155,747	311,089	64,164
Distribution and service fees payable	31,053	22,276	84,078	158,637	33,166
Unrealized depreciation on forward currency contracts	4,884	2,802	534,797	—	4,937
Accrued expenses and other	123,137	92,284	227,802	359,085	124,696
Total Liabilities	1,591,614	2,688,455	3,850,955	21,248,745	2,154,731
Net Assets	$79,283,039	$47,557,334	$191,660,586	$362,848,889	$76,037,348
Composition of Net Assets:
Capital Stock, at par:
Class A	$4,738	$3,514	$6,704	$18,508	$2,942
Class B	667	856	1,120	3,547	660
Class C	427	492	406	1,578	460
Class D	1,417	1,515	3,183	5,898	1,490
Class I	610	292	567	n/a	710
Class R	70	—	6	23	9
Additional paid-in capital	62,297,818	97,871,765	164,721,187	858,790,150	84,861,019
Accumulated net investment income (loss)	728	(3,025)	(788,658)	(14,263)	(11,255)
Accumulated net realized gain (loss) on investments	5,589,770	(53,230,921)	9,669,198	(506,479,458)	(14,211,466)
Net unrealized appreciation of investments	11,476,682	3,797,602	18,326,579	12,108,858	7,802,020
Net unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(89,888)	(884,756)	(279,706)	(1,585,952)	(2,409,241)
Net Assets	$79,283,039	$47,557,334	$191,660,586	$362,848,889	$76,037,348
Net Assets:
Class A	$48,276,201	$25,950,752	$111,472,544	$236,998,273	$36,963,412
Class B	6,316,651	5,800,138	16,721,126	40,428,034	7,487,949
Class C	4,053,490	3,334,564	6,084,245	18,000,941	5,232,692
Class D	13,459,123	10,263,030	47,632,963	67,134,959	16,951,227
Class I	6,469,722	2,206,784	9,642,564	n/a	9,291,800
Class R	707,852	2,066	107,144	286,682	110,268
Shares of Capital Stock Outstanding:
Class A	4,737,929	3,513,807	6,703,791	18,508,258	2,942,508
Class B	666,787	856,449	1,119,917	3,546,911	659,742
Class C	426,771	491,994	406,201	1,578,449	460,136
Class D	1,417,243	1,514,759	3,182,619	5,897,985	1,490,128
Class I	610,416	291,659	566,653	n/a	709,830
Class R	69,603	281	6,472	22,497	8,802
Net Asset Value Per Share:
Class A	$10.19	$7.39	$16.63	$12.81	$12.56
Class B	9.47	6.77	14.93	11.40	11.35
Class C	9.50	6.78	14.98	11.40	11.37
Class D	9.50	6.78	14.97	11.38	11.38
Class I	10.60	7.57	17.02	n/a	13.09
Class R	10.17	7.35	16.56	12.74	12.53
* Cost of Investments	$67,478,349	$44,937,651	$173,009,614	$333,435,748	$71,375,714

See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2005

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Investment Income:
Dividends	$1,711,705	$925,100	$2,664,829	$3,985,824	$1,457,917
Interest	7,467	1,674	8,464	81,419	10,224
Total Investment Income*	1,719,172	926,774	2,673,293	4,067,243	1,468,141

Expenses:
Management fee	859,290	542,562	1,807,064	3,985,597	740,624
Shareholder account services	412,579	277,652	795,652	1,573,221	417,733
Distribution and service fees	308,121	306,369	1,027,666	2,070,077	381,399
Custody and related services	245,373	138,707	374,782	350,525	167,663
Registration	82,757	80,216	108,179	119,027	85,097
Auditing and legal fees	61,640	41,470	86,476	153,341	51,808
Shareholder reports and communications	22,554	17,457	40,076	56,785	25,386
Directors’ fees and expenses	8,733	8,561	13,171	19,107	9,722
Miscellaneous	8,053	8,480	17,233	38,983	8,125
Total Expenses	2,009,100	1,421,474	4,270,299	8,366,663	1,887,557
Reimbursement from Manager (Note 3)	(122,649)	(108,746)	—	—	(159,005)
Total Expenses After Reimbursement	1,886,451	1,312,728	4,270,299	8,366,663	1,728,552
Net Investment Loss	(167,279)	(385,954)	(1,597,006)	(4,299,420)	(260,411)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	11,369,692	5,860,372	28,787,923	51,170,092	6,171,156
Net realized gain (loss) from foreign currency transactions**	1,553,257	332,679	(278,026)	2,946,456	71,123
Net change in unrealized appreciation of investments	7,431,340	(3,676,717)	12,240,764	(2,752,920)	378,977
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(2,142,422)	(1,604,674)	(3,457,219)	(5,097,213)	(3,797,339)
Net Gain on Investments and Foreign Currency Transactions	18,211,867	911,660	37,293,442	46,266,415	2,823,917
Increase in Net Assets from Operations	$18,044,588	$525,706	$35,696,436	$41,966,995	$2,563,506

____________ * Net of foreign taxes withheld	$194,460	$75,743	$182,995	$129,222	$202,608
** Net of foreign taxes paid	$201,448	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Emerging Markets Fund		Global Growth Fund		Global Smaller Companies Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004	2005	2004

Operations:
Net investment loss	$(167,279)	$(418,502)	$(385,954)	$(947,611)	$(1,597,006)	$(1,859,927)
Net realized gain on investments	11,369,692	7,351,070	5,860,372	3,565,201	28,787,923	21,295,655
Net realized gain (loss) from foreign currency transactions	1,553,257	(249,761)	332,679	2,188,083	(278,026)	4,226,408
Payments received from Manager (Note 9)	—	—	—	85,658	—	333,741
Net change in unrealized appreciation/depreciation of investments	7,431,340	2,136,186	(3,676,717)	5,095,195	12,240,764	1,540,531
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(2,142,422)	963,337	(1,604,674)	(48,636)	(3,457,219)	625,187
Increase in Net Assets from Operations	18,044,588	9,782,330	525,706	9,937,890	35,696,436	26,161,595

Capital Share Transactions:
Net proceeds from sales of shares	17,800,102	12,914,712	5,146,881	4,714,412	17,483,135	14,842,001
Exchanged from associated funds	19,635,138	5,499,772	2,446,929	2,567,572	15,272,885	3,853,434
Total	37,435,240	18,414,484	7,593,810	7,281,984	32,756,020	18,695,435
Cost of shares repurchased	(19,675,834)	(18,020,844)	(17,965,383)	(16,934,616)	(44,068,532)	(44,212,389)
Exchanged into associated funds	(16,369,966)	(7,821,543)	(3,040,000)	(2,386,997)	(6,424,028)	(5,425,517)
Total	(36,045,800)	(25,842,387)	(21,005,383)	(19,321,613)	(50,492,560)	(49,637,906)
Increase (Decrease) in Net Assets from Capital Share Transactions	1,389,440	(7,427,903)	(13,411,573)	(12,039,629)	(17,736,540)	(30,942,471)
Increase (Decrease) in Net Assets	19,434,028	2,354,427	(12,885,867)	(2,101,739)	17,959,896	(4,780,876)

Net Assets:
Beginning of year	59,849,011	57,494,584	60,443,201	62,544,940	173,700,690	178,481,566
End of Year*	$79,283,039	$59,849,011	$47,557,334	$60,443,201	$191,660,586	$173,700,690
____________ * Including undistributed/accumulated net investment income (loss)	$728	$(3,656)	$(3,025)	$(92,946)	$(788,658)	$(366,130)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global Technology Fund		International Growth Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
Operations:
Net investment loss	$(4,299,420)	$(9,207,995)	$(260,411)	$(778,457)
Net realized gain on investments	51,170,092	25,281,917	6,171,156	1,787,300
Net realized gain from foreign currency transactions	2,946,456	12,504,585	71,123	2,234,471
Payments received from Manager (Note 9)	—	1,640,398	—	—
Net change in unrealized appreciation/depreciation of investments	(2,752,920)	(36,860,006)	378,977	5,458,417
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(5,097,213)	(6,923,265)	(3,797,339)	632,549
Increase (Decrease) in Net Assets from Operations	41,966,995	(13,564,366)	2,563,506	9,334,280

Capital Share Transactions:
Net proceeds from sales of shares	13,268,611	20,831,539	24,190,667	12,325,118
Exchanged from associated funds	2,966,969	5,494,761	16,998,214	9,471,914
Total	16,235,580	26,326,300	41,188,881	21,797,032
Cost of shares repurchased	(118,709,997)	(109,280,548)	(18,839,974)	(13,403,214)
Exchanged into associated funds	(10,894,499)	(11,800,452)	(7,591,134)	(2,179,810)
Total	(129,604,496)	(121,081,000)	(26,431,108)	(15,583,024)
Increase (Decrease) in Net Assets from Capital Share Transactions	(113,368,916)	(94,754,700)	14,757,773	6,214,008
Increase (Decrease) in Net Assets	(71,401,921)	(108,319,066)	17,321,279	15,548,288

Net Assets:
Beginning of year	434,250,810	542,569,876	58,716,069	43,167,781
End of Year*	$362,848,889	$434,250,810	$76,037,348	$58,716,069
_______________ * Net of accumulated net investment loss	$(14,263)	$(9,161)	$(11,255)	$(42,427)

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.	Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Notwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Securities — Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2005, was substantially the same as its cost.

The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.	Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d.	Options — Each Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options for the year ended October 31, 2005.

e.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

g.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Growth Fund and the International Growth Fund is equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $1.05 billion. The annual management fee rate with respect to Global Smaller Companies Fund is equal to 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion.

The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and International Growth Fund were 1.25%, 1.00%, 0.95%, 1.00% and 0.98%, respectively, per annum of the average daily net assets of each of the Funds of the Series.

Wellington Management Company, LLP (the “Subadviser”), is the Subadviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”). Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Emerging Markets Fund, the Subadviser receives 0.65% of the Fund’s average daily net assets; for Global Growth Fund and International Growth Fund, the Subadviser receives 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40%

Notes to Financial Statements

of each Fund’s daily net assets in excess of $50 million; for Global Smaller Companies Fund, the Subadviser receives 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million. Effective June 7, 2004, Wellington Management International Ltd., an affiliate of the Subadviser, began providing investment services for a portion of Global Smaller Companies Fund.

The Manager has contractually undertaken to reimburse the expenses other than management and distribution and service fees, for certain Funds in the Series to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking was effective November 1, 2004, for Global Growth Fund and International Growth Fund and effective March 1, 2005, for Emerging Markets Fund. This undertaking will remain in effect at least until December 31, 2006.

For the year ended October 31, 2005, the amount of expenses reimbursed by the Manager and the amount receivable from the Manager at October 31, 2005 were as follows:

Fund	Reimbursements	Receivable From Manager
Emerging Markets Fund	$122,649	$36,219
Global Growth Fund	108,746	1,659
International Growth Fund	159,005	64,323

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

Fund	Distributor Concessions	Dealer Commissions
Emerging Markets Fund	$7,825	$55,662
Global Growth Fund	4,372	37,253
Global Smaller Companies Fund	7,314	58,714
Global Technology Fund	11,188	90,168
International Growth Fund	10,058	85,890

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2005, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $105,833, $72,098, $258,200, $628,815, and $93,047, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the year ended October 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D, and 0.50% per annum of the average daily net assets of Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R
Emerging Markets Fund	$68,747	$30,597	$100,592	$2,352
Global Growth Fund	78,759	35,286	120,214	12
Global Smaller Companies Fund	234,024	50,666	484,362	414
Global Technology Fund	490,777	197,218	752,038	1,229
International Growth Fund	81,363	46,402	160,155	432

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor for the year ended October 31, 2005, were as follows:

Fund	Amount
Emerging Markets Fund	$1,057
Global Growth Fund	3,605
Global Smaller Companies Fund	518
Global Technology Fund	25,423
International Growth Fund	850

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended October 31, 2005, such charges were as follows:

Fund	Amount
Emerging Markets Fund	$4,832
Global Growth Fund	2,782
Global Smaller Companies Fund	14,820
Global Technology Fund	6,128
International Growth Fund	14,613

The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2005, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

Fund	Commissions	Distribution and Service Fees
Emerging Markets Fund	$2,287	$7,509
Global Growth Fund	470	5,256
Global Smaller Companies Fund	877	14,347
Global Technology Fund	2,486	59,151
International Growth Fund	22	7,316

Notes to Financial Statements

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount
Emerging Markets Fund	$412,579
Global Growth Fund	277,652
Global Smaller Companies Fund	795,652
Global Technology Fund	1,573,221
International Growth Fund	417,733

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2005, the Series’ potential obligation under the Guaranties is $603,700. As of October 31, 2005, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Funds. Deferred fees and related accrued earnings are not deductible by the Funds for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors fees and expenses, and the accumulated balances thereof at October 31, 2005, are included in accrued expenses and other liabilities, as follows:

Fund	Amount
Emerging Markets Fund	$3,966
Global Growth Fund	5,822
Global Smaller Companies Fund	13,618
Global Technology Fund	14,263
International Growth Fund	11,195

4.	Committed Line of Credit — The Series is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2005, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2005, were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$89,797,150	$87,388,691
Global Growth Fund	145,025,861	158,748,187
Global Smaller Companies Fund	143,550,548	165,086,534
Global Technology Fund	585,675,187	689,375,597
International Growth Fund	154,090,046	136,904,609

Notes to Financial Statements

6.	Federal tax information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2005, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

Fund	Tax Basis Cost
Emerging Markets Fund	$67,586,772
Global Growth Fund	45,181,505
Global Smaller Companies Fund	174,317,276
Global Technology Fund	335,897,695
International Growth Fund	71,545,710

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2005, the tax basis components of accumulated earnings (losses) were as follows:

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Gross unrealized appreciation of portfolio securities*	$13,808,167	$4,005,100	$30,612,946	$30,407,834	$7,044,581
Gross unrealized depreciation of portfolio securities*	(2,529,744)	(1,339,658)	(16,089,208)	(22,263,377)	(1,823,835)
Net unrealized appreciation/depreciation of portfolio securities*	11,278,423	2,665,442	14,523,738	8,144,457	5,220,746
Net unrealized appreciation/depreciation of foreign currencies and forward currency contracts	4,642	6,348	(1,524)	(83,498)	1,977
Undistributed income	137,339	—	—	—	—
Accumulated net realized gains (capital loss carryforwards)	5,560,854	(52,987,066)	12,418,818	(504,017,510)	(14,041,470)
Total accumulated earnings (losses)	$16,981,258	$(50,315,276)	$26,941,032	$(495,956,551)	$(8,818,747)

*  Includes the effects of foreign currency translations.

At October 31, 2005, the funds listed below had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Global Growth Fund	Global Technology Fund	International Growth Fund
2009	$26,622,175	$293,652,504	$5,162,638
2010	26,311,335	193,291,796	8,878,832
2011	53,556	17,073,210	—
Total	$52,987,066	$504,017,510	$14,041,470

A portion of the cost of the shares repurchased from shareholders represents capital gain distributions for tax purposes. For the year ended October 31, 2005, these amounts were as follows:

Fund	Cost of Shares Repurchased	Capital Gain Distributions
Emerging Markets Fund	$19,675,834	$776,374
Global Smaller Companies Fund	44,068,532	383,136

This information is provided for federal tax purposes only.

Notes to Financial Statements

7.	Outstanding Exchange Currency Contracts — At October 31, 2005, the Series had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Emerging Markets Fund
Bought:
Euros	167,318	203,168	11/1/05	200,523	$(2,645)
Hong Kong dollars	347,931	44,872	11/1/05	44,882	10
Mexican pesos	510,192	47,131	11/1/05	47,303	172
South African rand	970,604	146,828	11/1/05	144,683	(2,145)
Hong Kong dollars	314,669	40,588	11/2/05	40,591	3
Mexican pesos	631,976	58,598	11/2/05	58,595	(3)
Euros	236,993	284,097	11/3/05	284,024	(73)
					$(4,681)
Sold:
Thai bahts	2,076,594	50,935	11/1/05	50,922	$13
Thai bahts	470,527	11,541	11/2/05	11,538	3
Thai bahts	2,967,459	72,750	11/3/05	72,768	(18)
					$(2)

Global Growth Fund
Bought:
British pounds	42,699	76,213	11/1/05	75,577	$(636)
Swiss francs	206,166	161,917	11/1/05	159,899	(2,018)
British pounds	20,759	36,822	11/2/05	36,744	(78)
					$(2,732)
Sold:
Hong Kong dollars	109,403	14,110	11/1/05	14,113	$(3)
Hong Kong dollars	122,730	15,831	11/2/05	15,832	(1)
Canadian dollars	227,358	192,431	11/3/05	192,497	(66)
					$(70)

Global Smaller Companies Fund
Bought:
Japanese yen	5,740,930	49,671	11/2/05	49,317	$(354)
Japanese yen	8,286,420	71,181	11/4/05	71,183	2
British pounds	2,283,000	4,033,958	11/30/05	4,039,493	5,535
British pounds	203,000	355,352	11/30/05	359,184	3,832
British pounds	882,000	1,535,209	11/30/05	1,560,592	25,383
British pounds	452,000	781,960	11/30/05	799,759	17,799
British pounds	865,000	1,515,324	11/30/05	1,530,513	15,189
British pounds	1,412,000	2,502,883	11/30/05	2,498,363	(4,520)
Euros	3,350,000	4,400,694	11/30/05	4,021,307	(379,387)
Euros	1,645,000	1,991,832	11/30/05	1,974,642	(17,190)
Euros	1,295,000	1,552,187	11/30/05	1,554,505	2,318
Euros	1,670,000	2,000,543	11/30/05	2,004,652	4,109
Euros	2,038,000	2,510,449	11/30/05	2,446,395	(64,054)
Euros	2,122,000	2,568,341	11/30/05	2,547,228	(21,113)
Euros	1,275,000	1,542,941	11/30/05	1,530,497	(12,444)
					$(424,895)

Notes to Financial Statements

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Sold:
Japanese yen	10,021,120	86,931	11/1/05	86,085	$846
Australian dollars	4,833,000	3,575,937	11/30/05	3,609,575	(33,638)
British pounds	5,232,000	9,907,838	11/30/05	9,257,392	650,446
British pounds	865,000	1,528,416	11/30/05	1,530,513	(2,097)
Euros	2,122,000	2,839,236	11/30/05	2,547,228	292,008
Euros	1,977,000	2,643,842	11/30/05	2,373,171	270,671
Euros	9,296,000	12,431,541	11/30/05	11,158,827	1,272,714
South African rand	11,740,000	1,871,811	3/17/06	1,730,530	141,281
Australian dollars	1,377,000	1,042,217	3/28/06	1,024,680	17,537
New Zealand dollars	3,889,000	2,682,554	10/31/06	2,650,431	32,123
					$2,641,891

International Growth Fund
Bought:
British pounds	179,410	320,230	11/1/05	317,556	$(2,674)
Japanese yen	2,876,223	24,951	11/1/05	24,708	(243)
British pounds	22,862	40,551	11/2/05	40,465	(86)
Euros	235,131	283,701	11/2/05	281,793	(1,908)
Euros	54,297	65,089	11/3/05	65,072	(17)
					$(4,928)
Sold:
Canadian dollars	317,309	270,540	11/1/05	268,656	$1,884
Euros	196,308	238,369	11/1/05	235,265	3,104
Hong Kong dollars	235,638	30,390	11/1/05	30,397	(7)
Hong Kong dollars	270,854	34,937	11/2/05	34,939	(2)
					$4,979

Notes to Financial Statements

8.	Capital Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2005, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund

	Year Ended October 31,				Year Ended October 31,
	2005		2004		2005		2004
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,187,825	$11,161,370	915,341	$6,733,459	63,693	$545,298	88,049	$603,238
Exchanged from associated Funds	1,197,629	11,109,975	399,015	2,952,580	290,684	2,552,805	141,494	1,000,972
Conversion from Class B*	334,246	3,049,909	160,227	1,136,134	—	—	—	—
Total	2,719,700	25,321,254	1,474,583	10,822,173	354,377	3,098,103	229,543	1,604,210
Cost of shares repurchased	(1,497,091)	(13,986,073)	(1,653,093)	(12,038,234)	(185,870)	(1,570,180)	(330,076)	(2,258,888)
Exchanged into associated Funds	(925,260)	(8,137,414)	(751,267)	(5,339,507)	(235,121)	(1,899,833)	(91,521)	(615,807)
Conversion to Class A*	—	—	—	—	(358,074)	(3,049,909)	(170,582)	(1,136,134)
Total	(2,422,351)	(22,123,487)	(2,404,360)	(17,377,741)	(779,065)	(6,519,922)	(592,179)	(4,010,829)
Increase (decrease)	297,349	$3,197,767	(929,777)	$(6,555,568)	(424,688)	$(3,421,819)	(362,636)	$(2,406,619)

Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	133,803	$1,194,574	115,944	$809,300	392,728	$3,374,802	436,419	$2,975,932
Exchanged from associated Funds	128,050	1,128,296	41,252	282,026	520,135	4,808,605	181,782	1,264,194
Total	261,853	2,322,870	157,196	1,091,326	912,863	8,183,407	618,201	4,240,126
Cost of shares repurchased	(69,170)	(581,968)	(91,962)	(631,835)	(276,312)	(2,383,507)	(312,799)	(2,129,872)
Exchanged into associated Funds	(77,303)	(697,964)	(59,285)	(404,371)	(702,767)	(5,601,184)	(220,737)	(1,461,858)
Total	(146,473)	(1,279,932)	(151,247)	(1,036,206)	(979,079)	(7,984,691)	(533,536)	(3,591,730)
Increase (decrease)	115,380	$1,042,938	5,949	$55,120	(66,216)	$198,716	84,665	$648,396

Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	100,138	$957,495	213,358	$1,570,689	60,928	$566,563	28,702	$222,094
Exchanged from associated Funds	—	—	—	—	4,340	35,457	—	—
Total	100,138	957,495	213,358	1,570,689	65,268	602,020	28,702	222,094
Cost of shares repurchased	(99,954)	(1,014,750)	(124,443)	(914,749)	(14,304)	(139,356)	(6,380)	(47,266)
Exchanged into associated Funds	—	—	—	—	(4,011)	(33,571)	—	—
Total	(99,954)	(1,014,750)	(124,443)	(914,749)	(18,315)	(172,927)	(6,380)	(47,266)
Increase (decrease)	184	$(57,255)	88,915	$655,940	46,953	$429,093	22,322	$174,828

See footnote on page 52.

Notes to Financial Statements

Global Growth Fund

	Year Ended October 31,				Year Ended October 31,
	2005		2004		2005		2004
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	275,650	$2,058,888	232,313	$1,630,683	102,073	$698,334	117,913	$764,695
Exchanged from associated Funds	159,672	1,197,726	141,539	988,116	70,830	487,778	91,830	602,763
Conversion from Class B*	260,682	1,936,049	252,657	1,768,961	—	—	—	—
Total	696,004	5,192,663	626,509	4,387,760	172,903	1,186,112	209,743	1,367,458
Cost of shares repurchased	(1,309,002)	(9,721,010)	(1,114,897)	(7,711,289)	(392,032)	(2,686,385)	(529,985)	(3,396,995)
Exchanged into associated Funds	(207,027)	(1,546,356)	(157,051)	(1,076,555)	(100,592)	(680,916)	(55,146)	(354,484)
Conversion to Class A*	—	—	—	—	(283,223)	(1,936,049)	(272,629)	(1,768,961)
Total	(1,516,029)	(11,267,366)	(1,271,948)	(8,787,844)	(775,847)	(5,303,350)	(857,760)	(5,520,440)
Decrease	(820,025)	$(6,074,703)	(645,439)	$(4,400,084)	(602,944)	$(4,117,238)	(648,017)	$(4,152,982)

Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	152,991	$1,049,944	97,782	$637,619	97,254	$664,514	196,234	$1,283,582
Exchanged from associated Funds	81,823	562,503	45,902	296,636	28,502	196,946	104,720	680,057
Total	234,814	1,612,447	143,684	934,255	125,756	861,460	300,954	1,963,639
Cost of shares repurchased	(169,843)	(1,156,321)	(178,959)	(1,141,957)	(557,860)	(3,808,606)	(708,606)	(4,522,339)
Exchanged into associated Funds	(47,844)	(317,155)	(25,775)	(164,153)	(72,236)	(493,565)	(125,348)	(791,805)
Total	(217,687)	(1,473,476)	(204,734)	(1,306,110)	(630,096)	(4,302,171)	(833,954)	(5,314,144)
Increase (decrease)	17,127	$138,971	(61,050)	$(371,855)	(504,340)	$(3,440,711)	(533,000)	$(3,350,505)

Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	88,322	$674,967	56,600	$397,833	31	$234	—	$—
Exchanged from associated Funds	—	—	—	—	256	1,976	—	—
Total	88,322	674,967	56,600	397,833	287	2,210	—	—
Cost of shares repurchased	(76,182)	(592,886)	(22,755)	(162,036)	(22)	(175)	—	—
Exchanged into associated Funds	—	—	—	—	(264)	(2,008)	—	—
Total	(76,182)	(592,886)	(22,755)	(162,036)	(286)	(2,183)	—	—
Increase	12,140	$82,081	33,845	$235,797	1	$27	—	$—

See footnote on page 52.

Notes to Financial Statements

Global Smaller Companies Fund

	Year Ended October 31,				Year Ended October 31,
	2005		2004		2005		2004
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	540,675	$8,454,023	576,780	$7,536,124	81,044	$1,121,799	68,312	$804,208
Exchanged from associated Funds	577,296	9,104,045	162,382	2,082,581	155,145	2,162,055	40,274	470,338
Conversion from Class B*	1,050,893	16,251,391	805,066	10,521,193	—	—	—	—
Total	2,168,864	33,809,459	1,544,228	20,139,898	236,189	3,283,854	108,586	1,274,546
Cost of shares repurchased	(1,513,773)	(23,701,647)	(1,613,324)	(20,998,121)	(382,361)	(5,310,344)	(903,294)	(10,585,792)
Exchanged into associated Funds	(328,320)	(4,906,175)	(277,922)	(3,567,870)	(21,525)	(297,284)	(63,363)	(743,271)
Conversion to Class A*	—	—	—	—	(1,164,640)	(16,251,391)	(886,865)	(10,521,193)
Total	(1,842,093)	(28,607,822)	(1,891,246)	(24,565,991)	(1,568,526)	(21,859,019)	(1,853,522)	(21,850,256)
Increase (decrease)	326,771	$5,201,637	(347,018)	$(4,426,093)	(1,332,337)	$(18,575,165)	(1,744,936)	$(20,575,710)

Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	206,043	$2,860,432	107,852	$1,279,866	276,105	$3,892,528	268,470	$3,162,091
Exchanged from associated Funds	79,232	1,118,093	10,858	126,592	201,963	2,812,614	100,089	1,173,923
Total	285,275	3,978,525	118,710	1,406,458	478,068	6,705,142	368,559	4,336,014
Cost of shares repurchased	(91,298)	(1,279,422)	(44,911)	(532,902)	(880,849)	(12,432,416)	(951,058)	(11,162,325)
Exchanged into associated Funds	(32,465)	(453,098)	(8,245)	(96,465)	(54,919)	(767,471)	(86,700)	(1,017,911)
Total	(123,763)	(1,732,520)	(53,156)	(629,367)	(935,768)	(13,199,887)	(1,037,758)	(12,180,236)
Increase (decrease)	161,512	$2,246,005	65,554	$777,091	(457,700)	$(6,494,745)	(669,199)	$(7,844,222)

Class I					Class R
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	71,490	$1,127,423	158,482	$2,059,712	1,721	$26,930	—	$—
Exchanged from associated Funds	—	—	—	—	5,203	76,078	—	—
Total	71,490	1,127,423	158,482	2,059,712	6,924	103,008	—	—
Cost of shares repurchased	(78,536)	(1,335,555)	(71,039)	(933,249)	(620)	(9,148)	—	—
Increase (decrease)	(7,046)	$(208,132)	87,443	$1,126,463	6,304	$93,860	—	$—

See footnote on page 52.

Notes to Financial Statements

Global Technology Fund

	Year Ended October 31,				Year Ended October 31,
	2005		2004		2005		2004
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	747,309	$9,170,556	1,253,255	$14,955,421	195,849	$2,146,081	311,153	$3,328,697
Exchanged from associated Funds	103,880	1,272,129	218,903	2,626,976	35,419	386,468	109,908	1,198,376
Conversion from Class B*	736,235	9,101,239	638,921	7,282,755	—	—	—	—
Total	1,587,424	19,543,924	2,111,079	24,865,152	231,268	2,532,549	421,061	4,527,073
Cost of shares repurchased	(5,973,416)	(73,053,040)	(5,617,443)	(65,776,896)	(1,314,413)	(14,350,068)	(1,485,501)	(15,701,749)
Exchanged into associated Funds	(567,346)	(6,889,801)	(507,461)	(5,961,389)	(133,131)	(1,446,092)	(228,973)	(2,434,153)
Conversion to Class A*	—	—	—	—	(823,901)	(9,101,239)	(710,539)	(7,282,755)
Total	(6,540,762)	(79,942,841)	(6,124,904)	(71,738,285)	(2,271,445)	(24,897,399)	(2,425,013)	(25,418,657)
Decrease	(4,953,338)	$(60,398,917)	(4,013,825)	$(46,873,133)	(2,040,177)	$(22,364,850)	(2,003,952)	$(20,891,584)

Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	76,886	$851,169	81,865	$875,321	88,233	$961,509	133,105	$1,422,091
Exchanged from associated Funds	8,892	97,437	19,158	203,478	111,170	1,210,935	138,238	1,465,931
Total	85,778	948,606	101,023	1,078,799	199,403	2,172,444	271,343	2,888,022
Cost of shares repurchased	(630,561)	(6,848,080)	(695,468)	(7,336,693)	(2,238,037)	(24,383,095)	(1,933,735)	(20,426,147)
Exchanged into associated Funds	(44,668)	(492,961)	(66,619)	(716,548)	(189,245)	(2,065,645)	(253,170)	(2,688,362)
Total	(675,229)	(7,341,041)	(762,087)	(8,053,241)	(2,427,282)	(26,448,740)	(2,186,905)	(23,114,509)
Decrease	(589,451)	$(6,392,435)	(661,064)	$(6,974,442)	(2,227,879)	$(24,276,296)	(1,915,562)	$(20,226,487)

Class R
	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	11,703	$139,296	20,388	$250,009
Cost of shares repurchased	(6,319)	(75,714)	(3,441)	(39,063)
Increase	5,384	$63,582	16,947	$210,946

See footnote on page 52.

Notes to Financial Statements

International Growth Fund

	Year Ended October 31,				Year Ended October 31,
	2005		2004		2005		2004
Class A					Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,004,148	$12,472,871	611,494	$6,922,372	198,227	$2,250,325	96,631	$983,825
Exchanged from associated Funds	624,842	7,825,154	482,018	5,551,014	187,420	2,150,151	204,298	2,130,082
Conversion from Class B*	44,526	558,969	25,414	288,639	—	—	—	—
Total	1,673,516	20,856,994	1,118,926	12,762,025	385,647	4,400,476	300,929	3,113,907
Cost of shares repurchased	(851,241)	(10,679,894)	(799,048)	(8,988,090)	(161,766)	(1,802,834)	(130,245)	(1,321,037)
Exchanged into associated Funds	(423,362)	(5,253,335)	(88,425)	(977,908)	(112,996)	(1,253,805)	(76,620)	(780,218)
Conversion to Class A*	—	—	—	—	(49,107)	(558,969)	(27,851)	(288,639)
Total	(1,274,603)	(15,933,229)	(887,473)	(9,965,998)	(323,869)	(3,615,608)	(234,716)	(2,389,894)
Increase	398,913	$4,923,765	231,453	$2,796,027	61,778	$784,868	66,213	$724,013

Class C					Class D
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	275,447	$3,130,775	56,062	$589,571	361,305	$4,089,005	186,125	$1,900,943
Exchanged from associated Funds	99,256	1,132,899	38,301	403,036	504,802	5,800,550	135,035	1,387,782
Total	374,703	4,263,674	94,363	992,607	866,107	9,889,555	321,160	3,288,725
Cost of shares repurchased	(83,161)	(941,456)	(23,185)	(235,651)	(362,976)	(4,103,698)	(218,860)	(2,237,338)
Exchanged into associated Funds	(66,476)	(752,215)	(8,741)	(87,587)	(29,355)	(331,779)	(33,075)	(334,097)
Total	(149,637)	(1,693,671)	(31,926)	(323,238)	(392,331)	(4,435,477)	(251,935)	(2,571,435)
Increase	225,066	$2,570,003	62,437	$669,369	473,776	$5,454,078	69,225	$717,290

Class I					Class R
Net proceeds from sales of shares	170,662	$2,222,934	170,956	$1,928,407	1,997	$24,757	—	$—
Exchanged from associated Funds	—	—	—	—	7,077	89,460	—	—
Total	170,662	2,222,934	170,956	1,928,407	9,074	114,217	—	—
Cost of shares repurchased	(96,789)	(1,306,630)	(53,788)	(621,098)	(455)	(5,462)	—	—
Increase	73,873	$916,304	117,168	$1,307,309	8,619	$108,755	—	$—

*  Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

9.	Other Matters — In the fall of 2003, the Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The Manager also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager also responded fully to information requests from the Securities and Exchange Commission (“SEC”) and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments of $72,748, $304,435 and $1,593,337 to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, respectively, and agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $12,910, $29,306 and $47,061 to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, respectively. The amounts paid to the Funds have been reported as payments received from the Manager in the Statement of Changes in Net Assets for the year ended October 31, 2004.

Since February 2004, the Manager has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”). Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry.

Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund

CLASS A
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.67		$6.47	$4.34	$4.11	$5.57
Income (Loss) from Investment Operations:
Net investment loss	(0.01)		(0.04)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	2.61		1.16	1.89	0.26	(1.17)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.08)		0.08	0.30	0.03	(0.23)
Total from Investment Operations	2.52		1.20	2.13	0.23	(1.46)
Net Asset Value, End of Year	$10.19		$7.67	$6.47	$4.34	$4.11
Total Return	32.86%		18.55%	49.08%	5.60%	(26.21)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$48,276		$34,066	$34,744	$24,173	$21,014
Ratio of expenses to average net assets	2.58%		3.03%	3.61%	3.12%	3.14%
Ratio of net investment loss to average net assets	(0.08)%		(0.53)%	(1.20)%	(1.23)%	(1.37)%
Portfolio turnover rate	129.33%		106.84%	251.65%	149.82%	133.56%
Without expense reimbursement:
Ratio of expenses to net assets	2.78%	##
Ratio of net investment loss to average net assets	(0.28)%	##

CLASS B
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.19		$6.11	$4.13	$3.95	$5.40
Income (Loss) from Investment Operations:
Net investment loss	(0.07)		(0.09)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.43		1.09	1.77	0.24	(1.12)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.08)		0.08	0.30	0.03	(0.23)
Total from Investment Operations	2.28		1.08	1.98	0.18	(1.45)
Net Asset Value, End of Year	$9.47		$7.19	$6.11	$4.13	$3.95
Total Return	31.71%		17.68%	47.94%	4.56%	(26.85)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,317		$7,847	$8,885	$6,776	$6,938
Ratio of expenses to average net assets	3.33%		3.78%	4.36%	3.87%	3.89%
Ratio of net investment loss to average net assets	(0.83)%		(1.28)%	(1.95)%	(1.98)%	(2.12)%
Portfolio turnover rate	129.33%		106.84%	251.65%	149.82%	133.56%
Without expense reimbursement:
Ratio of expenses to net assets	3.53%	##
Ratio of net investment loss to average net assets	(1.03)%	##

See footnotes on page 66.

Financial Highlights

Emerging Markets Fund (continued)

CLASS C
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.20		$6.12	$4.13	$3.95	$5.40
Income (Loss) from Investment Operations:
Net investment loss	(0.07)		(0.09)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.45		1.09	1.78	0.24	(1.12)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.08)		0.08	0.30	0.03	(0.23)
Total from Investment Operations	2.30		1.08	1.99	0.18	(1.45)
Net Asset Value, End of Year	$9.50		$7.20	$6.12	$4.13	$3.95
Total Return	31.94%		17.65%	48.18%	4.56%	(26.85)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,053		$2,243	$1,868	$1,021	$889
Ratio of expenses to average net assets	3.33%		3.78%	4.36%	3.87%	3.89%
Ratio of net investment loss to average net assets	(0.83)%		(1.28)%	(1.95)%	(1.98)%	(2.12)%
Portfolio turnover rate	129.33%		106.84%	251.65%	149.82%	133.56%
Without expense reimbursement:
Ratio of expenses to net assets	3.53%	##
Ratio of net investment loss to average net assets	(1.03)%	##

CLASS D
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.20		$6.11	$4.13	$3.95	$5.40
Income (Loss) from Investment Operations:
Net investment loss	(0.07)		(0.09)	(0.09)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	2.45		1.10	1.77	0.24	(1.12)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.08)		0.08	0.30	0.03	(0.23)
Total from Investment Operations	2.30		1.09	1.98	0.18	(1.45)
Net Asset Value, End of Year	$9.50		$7.20	$6.11	$4.13	$3.95
Total Return	31.94%		17.84%	47.94%	4.56%	(26.85)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,459		$10,684	$8,551	$5,807	$5,282
Ratio of expenses to average net assets	3.33%		3.78%	4.36%	3.87%	3.89%
Ratio of net investment loss to average net assets	(0.83)%		(1.28)%	(1.95)%	(1.98)%	(2.12)%
Portfolio turnover rate	129.33%		106.84%	251.65%	149.82%	133.56%
Without expense reimbursement:
Ratio of expenses to net assets	3.53%	##
Ratio of net investment loss to average net assets	(1.03)%	##

See footnotes on page 66.

Financial Highlights

Emerging Markets Fund (continued)

CLASS I						CLASS R

	Year Ended October 31,			11/30/01* to 10/31/02		Year Ended October 31,			4/30/03* to 10/31/03
	2005	2004	2003			2005		2004
Per Share Data:
Net Asset Value, Beginning of Period	$7.92	$6.61	$4.37	$4.51		$7.67		$6.47	$4.58
Income (Loss) from Investment Operations:
Net investment income (loss)	0.06	0.05	— **	—	**	(0.03)		(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	2.70	1.18	1.94	(0.17)		2.61		1.18	1.77
Net realized and unrealized gain (loss) from foreign currency transactions	(0.08)	0.08	0.30	0.03		(0.08)		0.08	0.17
Total from Investment Operations	2.68	1.31	2.24	(0.14)		2.50		1.20	1.89
Net Asset Value, End of Period	$10.60	$7.92	$6.61	$4.37		$10.17		$7.67	$6.47
Total Return	33.84%	19.82%	51.26%	(3.10)%		32.59%		18.55%	41.27%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,470	$4,836	$3,444	$1,831		$708		$174	$2
Ratio of expenses to average net assets	1.89%	1.87%	2.35%	1.85%	†	2.83%		3.27%	3.94%	†
Ratio of net investment income (loss) to average net assets	0.62%	0.63%	0.06%	0.14%	†	(0.33)%		(0.78)%	(1.88)%	†
Portfolio turnover rate	129.33%	106.84%	251.65%	149.82%	††	129.33%		106.84%	251.65%	†††
Without expense reimbursement:
Ratio of expenses to net assets				1.94%	ø	3.03%	##
Ratio of net investment loss to average net assets				0.05%	ø	(0.53)%	##

Global Growth Fund

CLASS A
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$7.31		$6.21		$5.18	$6.95	$13.48
Income (Loss) from Investment Operations:
Net investment loss	(0.03)		(0.08)		(0.02)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.28		0.95		0.77	(1.83)	(4.04)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.17)		0.23		0.28	0.11	0.07
Total from Investment Operations	0.08		1.10		1.03	(1.77)	(4.03)
Less Distributions:
Distributions from net realized capital gain	—		—		—	—	(2.50)
Net Asset Value, End of Year	$7.39		$7.31		$6.21	$5.18	$6.95
Total Return	1.09%		17.71%	#	19.88%	(25.47)%	(35.94)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$25,951		$31,668		$30,938	$33,316	$64,366
Ratio of expenses to average net assets	2.10%		2.30%		2.39%	1.98%	1.79%
Ratio of net investment loss to average net assets	(0.40)%		(1.17)%		(0.32)%	(0.67)%	(0.64)%
Portfolio turnover rate	269.07%		270.63%		251.04%	120.78%	188.94%
Without expense reimbursement:
Ratio of expenses to average net assets	2.31%	##
Ratio of net investment loss to average net assets	(0.61)%	##

See footnotes on page 66.

Financial Highlights

Global Growth Fund (continued)

CLASS B
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$6.75		$5.78		$4.86	$6.56	$12.94
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.12)		(0.06)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	0.27		0.86		0.70	(1.72)	(3.84)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.17)		0.23		0.28	0.11	0.07
Total from Investment Operations	0.02		0.97		0.92	(1.70)	(3.88)
Less Distributions:
Distributions from net realized capital gain	—		—		—	—	(2.50)
Net Asset Value, End of Year	$6.77		$6.75		$5.78	$4.86	$6.56
Total Return	0.30%		16.78%	#	18.93%	(25.91)%	(36.40)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,800		$9,849		$12,191	$12,661	$24,819
Ratio of expenses to average net assets	2.85%		3.05%		3.15%	2.73%	2.54%
Ratio of net investment loss to average net assets	(1.15)%		(1.92)%		(1.08)%	(1.42)%	(1.39)%
Portfolio turnover rate	269.07%		270.63%		251.04%	120.78%	188.94%
Without expense reimbursement:
Ratio of expenses to average net assets	3.06%	##
Ratio of net investment loss to average net assets	(1.36)%	##

CLASS C
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$6.76		$5.79		$4.87	$6.57	$12.95
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.12)		(0.06)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	0.27		0.86		0.70	(1.72)	(3.84)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.17)		0.23		0.28	0.11	0.07
Total from Investment Operations	0.02		0.97		0.92	(1.70)	(3.88)
Less Distributions:
Distributions from net realized capital gain	—		—		—	—	(2.50)
Net Asset Value, End of Year	$6.78		$6.76		$5.79	$4.87	$6.57
Total Return	0.30%		16.75%	#	18.89%	(25.88)%	(36.37)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,335		$3,208		$3,102	$3,903	$7,120
Ratio of expenses to average net assets	2.85%		3.05%		3.15%	2.73%	2.54%
Ratio of net investment loss to average net assets	(1.15)%		(1.92)%		(1.08)%	(1.42)%	(1.39)%
Portfolio turnover rate	269.07%		270.63%		251.04%	120.78%	188.94%
Without expense reimbursement:
Ratio of expense to average net assets	3.06%	##
Ratio of investment loss to average net assets	(1.36)%	##

See footnotes on page 66.

Financial Highlights

Global Growth Fund (continued)

CLASS D
	Year Ended October 31,
	2005		2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$6.75		$5.79		$4.87	$6.57	$12.95
Income (Loss) from Investment Operations:
Net investment loss	(0.08)		(0.12)		(0.06)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	0.28		0.85		0.70	(1.72)	(3.84)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.17)		0.23		0.28	0.11	0.07
Total from Investment Operations	0.03		0.96		0.92	(1.70)	(3.88)
Less Distributions:
Distributions from net realized capital gain	—		—		—	—	(2.50)
Net Asset Value, End of Year	$6.78		$6.75		$5.79	$4.87	$6.57
Total Return	0.44%		16.58%	#	18.89%	(25.88)%	(36.36)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,263		$13,635		$14,769	$17,397	$37,327
Ratio of expenses to average net assets	2.85%		3.05%		3.15%	2.73%	2.54%
Ratio of net investment loss to average net assets	(1.15)%		(1.92)%		(1.08)%	(1.42)%	(1.39)%
Portfolio turnover rate	269.07%		270.63%		251.04%	120.78%	188.94%
Without expense reimbursement:
Ratio of expenses to average net assets	3.06%	##
Ratio of net investment loss to average net assets	(1.36)%	##

CLASS I							CLASS R

	Year Ended October 31,				11/30/01* to 10/31/02		Year Ended October 31,				4/30/03* to 10/31/03
	2005	2004		2003			2005		2004
Per Share Data:
Net Asset Value, Beginning of Period	$7.45	$6.29		$5.21	$7.47		$7.29		$6.21		$5.35
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	(0.03)		0.01	(0.01)		(0.05)		(0.10)		(0.03)
Net realized and unrealized gain (loss) on investments	0.28	0.96		0.79	(2.36)		0.28		0.95		0.76
Net realized and unrealized gain (loss) from foreign currency transactions	(0.17)	0.23		0.28	0.11		(0.17)		0.23		0.13
Total from Investment Operations	0.12	1.16		1.08	(2.26)		0.06		1.08		0.86
Net Asset Value, End of Period	$7.57	$7.45		$6.29	$5.21		$7.35		$7.29		$6.21
Total Return	1.61%	18.44%	#	20.73%	(30.25)%		0.82%		17.39%	#	16.07%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,207	$2,081		$1,544	$1,165		$2		$2		$2
Ratio of expenses to average net assets	1.59%	1.55%		1.83%	1.31%	†	2.35%		2.55%		2.72%	†
Ratio of net investment income (loss) to average net assets	0.11%	(0.42)%		0.23%	(0.03)%	†	(0.65)%		(1.42)%		(0.76)%	†
Portfolio turnover rate	269.07%	270.63%		251.04%	120.78%	††	269.07%		270.63%		251.04%	†††
Without expense reimbursement:
Ratio of expenses to average net assets					1.44%	ø	2.56%	##
Ratio of net investment loss to average net assets					(0.16)%	ø	(0.86)%	##

See footnotes on page 66.

Financial Highlights

Global Smaller Companies Fund

CLASS A
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$13.67	$11.78	$8.97	$11.13	$17.38
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.09)	(0.08)	(0.12)	(0.12)
Net realized and unrealized gain (loss) on investments	3.35	1.65	2.33	(2.30)	(4.57)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.30)	0.33	0.56	0.26	(0.11)
Total from Investment Operations	2.96	1.89	2.81	(2.16)	(4.80)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.45)
Net Asset Value, End of Year	$16.63	$13.67	$11.78	$8.97	$11.13
Total Return	21.65%	16.04%#	31.33%	(19.41)%	(29.81)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$111,473	$87,189	$79,222	$72,522	$110,745
Ratio of expenses to average net assets	1.98%	2.13%	2.24%	1.87%	1.81%
Ratio of net investment loss to average net assets	(0.57)%	(0.69)%	(0.79)%	(1.10)%	(0.95)%
Portfolio turnover rate	76.40%	94.65%	262.14%	99.70%	87.51%

CLASS B
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$12.38	$10.75	$8.25	$10.31	$16.33
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.17)	(0.14)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	3.03	1.47	2.08	(2.13)	(4.25)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.30)	0.33	0.56	0.26	(0.11)
Total from Investment Operations	2.55	1.63	2.50	(2.06)	(4.57)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.45)
Net Asset Value, End of Year	$14.93	$12.38	$10.75	$8.25	$10.31
Total Return	20.60%	15.16%#	30.30%	(19.98)%	(30.38)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$16,721	$30,356	$45,136	$45,451	$74,677
Ratio of expenses to average net assets	2.73%	2.88%	2.99%	2.62%	2.56%
Ratio of net investment loss to average net assets	(1.32)%	(1.44)%	(1.54)%	(1.85)%	(1.70)%
Portfolio turnover rate	76.40%	94.65%	262.14%	99.70%	87.51%

See footnotes on page 66.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS C
	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.40	$10.77	$8.25	$10.32	$16.35
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.17)	(0.14)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	3.07	1.47	2.10	(2.14)	(4.26)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.30)	0.33	0.56	0.26	(0.11)
Total from Investment Operations	2.58	1.63	2.52	(2.07)	(4.58)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.45)
Net Asset Value, End of Year	$14.98	$12.40	$10.77	$8.25	$10.32
Total Return	20.81%	15.14%#	30.55%	(20.06)%	(30.40)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,084	$3,035	$1,928	$1,694	$1,625
Ratio of expenses to average net assets	2.73%	2.88%	2.99%	2.62%	2.56%
Ratio of net investment loss to average net assets	(1.32)%	(1.44)%	(1.54)%	(1.85)%	(1.70)%
Portfolio turnover rate	76.40%	94.65%	262.14%	99.70%	87.51%

CLASS D
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$12.40	$10.77	$8.25	$10.32	$16.35
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.17)	(0.14)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	3.06	1.47	2.10	(2.14)	(4.26)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.30)	0.33	0.56	0.26	(0.11)
Total from Investment Operations	2.57	1.63	2.52	(2.07)	(4.58)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(1.45)
Net Asset Value, End of Year	$14.97	$12.40	$10.77	$8.25	$10.32
Total Return	20.73%	15.14%#	30.55%	(20.06)%	(30.40)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$47,633	$45,140	$46,403	$42,425	$68,641
Ratio of expenses to average net assets	2.73%	2.88%	2.99%	2.62%	2.56%
Ratio of net investment loss to average net assets	(1.32)%	(1.44)%	(1.54)%	(1.85)%	(1.70)%
Portfolio turnover rate	76.40%	94.65%	262.14%	99.70%	87.51%

See footnotes on page 66.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS I						CLASS R

	Year Ended October 31,			11/30/01* to 10/31/02		Year Ended October 31,		4/30/03* to 10/31/03
	2005	2004	2003			2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$13.91	$11.91	$9.00	$11.66		$13.64	$11.78	$8.94
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	— **	(0.01)	(0.04)		(0.13)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	3.40	1.67	2.36	(2.98)		3.35	1.65	2.58
Net realized and unrealized gain (loss) from foreign currency transactions	(0.30)	0.33	0.56	0.36		(0.30)	0.33	0.29
Total from Investment Operations	3.11	2.00	2.91	(2.66)		2.92	1.86	2.84
Net Asset Value, End of Period	$17.02	$13.91	$11.91	$9.00		$16.56	$13.64	$11.78
Total Return	22.36%	16.79%#	32.33%	(22.81)%		21.41%	15.79%#	31.77%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,643	$7,979	$5,789	$3,161		$107	$2	$2
Ratio of expenses to average net assets	1.36%	1.45%	1.64%	1.24%	†ø	2.23%	2.38%	2.45%	†
Ratio of net investment income (loss) to average net assets	0.05%	(0.02)%	(0.12)%	(0.43)%	†ø	(0.82)%	(0.94)%	(0.52)%	†
Portfolio turnover rate	76.40%	94.65%	262.14%	99.70%	††	76.40%	94.65%	262.14%	†††

Global Technology Fund

CLASS A
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$11.51	$11.81	$8.38	$11.29	$25.60
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.18)	(0.14)	(0.17)	(0.20)
Net realized and unrealized gain (loss) on investments	1.46	(0.25)	3.25	(2.89)	(9.37)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.06)	0.13	0.32	0.15	0.05
Total from Investment Operations	1.30	(0.30)	3.43	(2.91)	(9.52)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(4.79)
Net Asset Value, End of Year	$12.81	$11.51	$11.81	$8.38	$11.29
Total Return	11.29%	(2.54)%#	40.93%	(25.78)%	(44.62)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$236,998	$270,154	$324,387	$276,832	$469,075
Ratio of expenses to average net assets	1.83%	1.83%	1.89%	1.81%	1.67%
Ratio of net investment loss to average net assets	(0.81)%	(1.57)%	(1.44)%	(1.56)%	(1.29)%
Portfolio turnover rate	150.83%	133.51%	190.14%	151.83%	130.19%

See footnotes on page 66.

Financial Highlights

Global Technology Fund (continued)

CLASS B
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$10.33	$10.67	$7.64	$10.37	$24.08
Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.25)	(0.19)	(0.24)	(0.29)
Net realized and unrealized gain (loss) on investments	1.30	(0.22)	2.90	(2.64)	(8.68)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.06)	0.13	0.32	0.15	0.05
Total from Investment Operations	1.07	(0.34)	3.03	(2.73)	(8.92)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(4.79)
Net Asset Value, End of Year	$11.40	$10.33	$10.67	$7.64	$10.37
Total Return	10.36%	(3.19)%#	39.66%	(26.33)%	(45.03)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$40,428	$57,700	$81,002	$69,338	$125,085
Ratio of expenses to average net assets	2.58%	2.58%	2.65%	2.56%	2.42%
Ratio of net investment loss to average net assets	(1.56)%	(2.32)%	(2.20)%	(2.31)%	(2.04)%
Portfolio turnover rate	150.83%	133.51%	190.14%	151.83%	130.19%

CLASS C
	Year Ended October 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$10.33	$10.67	$7.64	$10.37	$24.06
Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.25)	(0.19)	(0.24)	(0.29)
Net realized and unrealized gain (loss) on investments	1.30	(0.22)	2.90	(2.64)	(8.66)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.06)	0.13	0.32	0.15	0.05
Total from Investment Operations	1.07	(0.34)	3.03	(2.73)	(8.90)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(4.79)
Net Asset Value, End of Year	$11.40	$10.33	$10.67	$7.64	$10.37
Total Return	10.36%	(3.19)%#	39.66%	(26.33)%	(44.97)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$18,001	$22,401	$30,199	$25,978	$45,697
Ratio of expenses to average net assets	2.58%	2.58%	2.65%	2.56%	2.42%
Ratio of net investment loss to average net assets	(1.56)%	(2.32)%	(2.20)%	(2.31)%	(2.04)%
Portfolio turnover rate	150.83%	133.51%	190.14%	151.83%	130.19%

See footnotes on page 66.

Financial Highlights

Global Technology Fund (continued)

CLASS D						CLASS R

	Year Ended October 31,					Year Ended October 31,		4/30/03* to 10/31/03
	2005	2004	2003	2002	2001	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$10.31	$10.65	$7.62	$10.35	$24.05	$11.49	$11.80	$9.03
Income (Loss) from Investment Operations:
Net investment loss	(0.17)	(0.25)	(0.19)	(0.24)	(0.29)	(0.13)	(0.21)	(0.09)
Net realized and unrealized gain (loss) on investments	1.30	(0.22)	2.90	(2.64)	(8.67)	1.44	(0.23)	2.66
Net realized and unrealized gain (loss) from foreign currency ransactions	(0.06)	0.13	0.32	0.15	0.05	(0.06)	0.13	0.20
Total from Investment Operations	1.07	(0.34)	3.03	(2.73)	(8.91)	1.25	(0.31)	2.77
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	(4.79)	—	—	—
Net Asset Value, End of Period	$11.38	$10.31	$10.65	$7.62	$10.35	$12.74	$11.49	$11.80
Total Return	10.38%	(3.19)%#	39.76%	(26.38)%	(45.05)%	10.88%	(2.63)%#	30.68%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$67,135	$83,800	$106,981	$93,637	$173,286	$287	$197	$2
Ratio of expenses to average net assets	2.58%	2.58%	2.65%	2.56%	2.42%	2.08%	2.08%	2.14%	†
Ratio of net investment loss to average net assets	(1.56)%	(2.32)%	(2.20)%	(2.31)%	(2.04)%	(1.06)%	(1.82)%	(1.66)%	†
Portfolio turnover rate	150.83%	133.51%	190.14%	151.83%	130.19%	150.83%	133.51%	190.14%	†††

International Growth Fund

CLASS A
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$12.01		$9.90	$8.25	$9.91	$14.59
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)		(0.15)	(0.07)	(0.08)	0.01
Net realized and unrealized gain (loss) on investments	1.17		1.67	0.99	(2.09)	(4.82)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.60)		0.59	0.73	0.51	0.13
Total from Investment Operations	0.55		2.11	1.65	(1.66)	(4.68)
Net Asset Value, End of Year	$12.56		$12.01	$9.90	$8.25	$9.91
Total Return	4.58%		21.31%	20.00%	(16.75)%	(32.08)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$36,963		$30,553	$22,896	$20,497	$21,588
Ratio of expenses to average net assets	2.08%		2.80%	3.17%	2.64%	2.37%
Ratio of net investment income (loss) to average net assets	(0.13)%		(1.39)%	(0.80)%	(0.82)%	0.08%
Portfolio turnover rate	189.17%		241.12%	303.81%	216.01%	276.76%
Without expense reimbursement:
Ratio of expenses to average net assets	2.32%	##
Ratio of net investment loss to average net assets	(0.37)%	##

See footnotes on page 66.

Financial Highlights

International Growth Fund (continued)

CLASS B
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$10.93		$9.08	$7.63	$9.24	$13.66
Income (Loss) from Investment Operations:
Net investment loss	(0.10)		(0.22)	(0.12)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	1.12		1.48	0.84	(1.98)	(4.47)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.60)		0.59	0.73	0.51	0.13
Total from Investment Operations	0.42		1.85	1.45	(1.61)	(4.42)
Net Asset Value, End of Year	$11.35		$10.93	$9.08	$7.63	$9.24
Total Return	3.84%		20.37%	19.00%	(17.42)%	(32.36)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,488		$6,537	$4,828	$4,332	$5,943
Ratio of expenses to average net assets	2.83%		3.55%	3.93%	3.40%	3.13%
Ratio of net investment loss to average net assets	(0.88)%		(2.14)%	(1.56)%	(1.58)%	(0.68)%
Portfolio turnover rate	189.17%		241.12%	303.81%	216.01%	276.76%
Without expense reimbursement:
Ratio of expenses to average net assets	3.07%	##
Ratio of net investment loss to average net assets	(1.12)%	##

CLASS C
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$10.95		$9.09	$7.64	$9.24	$13.65
Income (Loss) from Investment Operations:
Net investment loss	(0.10)		(0.22)	(0.12)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	1.12		1.49	0.84	(1.97)	(4.46)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.60)		0.59	0.73	0.51	0.13
Total from Investment Operations	0.42		1.86	1.45	(1.60)	(4.41)
Net Asset Value, End of Year	$11.37		$10.95	$9.09	$7.64	$9.24
Total Return	3.84%		20.46%	18.98%	(17.32)%	(32.32)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,233		$2,574	$1,569	$1,584	$2,225
Ratio of expenses to average net assets	2.83%		3.55%	3.93%	3.40%	3.13%
Ratio of net investment loss to average net assets	(0.88)%		(2.14)%	(1.56)%	(1.58)%	(0.68)%
Portfolio turnover rate	189.17%		241.12%	303.81%	216.01%	276.76%
Without expense reimbursement:
Ratio of expenses to average net assets	3.07%	##
Ratio of net investment loss to average net assets	(1.12)%	##

See footnotes on page 66.

Financial Highlights

International Growth Fund (continued)

CLASS D
	Year Ended October 31,
	2005		2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$10.96		$9.10	$7.64	$9.24	$13.65
Income (Loss) from Investment Operations:
Net investment loss	(0.10)		(0.22)	(0.12)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	1.12		1.49	0.85	(1.97)	(4.46)
Net realized and unrealized gain (loss) from foreign currency transactions	(0.60)		0.59	0.73	0.51	0.13
Total from Investment Operations	0.42		1.86	1.46	(1.60)	(4.41)
Net Asset Value, End of Year	$11.38		$10.96	$9.10	$7.64	$9.24
Total Return	3.83%		20.44%	19.11%	(17.32)%	(32.32)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$16,951		$11,138	$8,619	$7,036	$9,203
Ratio of expenses to average net assets	2.83%		3.55%	3.93%	3.40%	3.13%
Ratio of net investment loss to average net assets	(0.88)%		(2.14)%	(1.56)%	(1.58)%	(0.68)%
Portfolio turnover rate	189.17%		241.12%	303.81%	216.01%	276.76%
Without expense reimbursement:
Ratio of expenses to average net assets	3.07%	##
Ratio of net investment loss to average net assets	(1.12)%	##

CLASS I						CLASS R

	Year Ended October 31,			11/30/01* to 10/31/02		Year Ended October 31,			4/30/03* to 10/31/03
	2005	2004	2003			2005		2004
Per Share Data:
Net Asset Value, Beginning of Period	$12.44	$10.13	$8.32	$10.13		$12.00		$9.90	$8.20
Income (Loss) from Investment Operations:
Net investment income (loss)	0.06	(0.02)	0.05	0.03		(0.05)		(0.18)	(0.07)
Net realized and unrealized gain (loss) on investments	1.19	1.74	1.03	(2.35)		1.18		1.69	1.48
Net realized and unrealized gain (loss) from foreign currency transactions	(0.60)	0.59	0.73	0.51		(0.60)		0.59	0.29
Total from Investment Operations	0.65	2.31	1.81	(1.81)		0.53		2.10	1.70
Net Asset Value, End of Period	$13.09	$12.44	$10.13	$8.32		$12.53		$12.00	$9.90
Total Return	5.23%	22.80%	21.75%	(17.87)%		4.42%		21.21%	20.73%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,292	$7,911	$5,254	$2,646		$110		$2	$2
Ratio of expenses to average net assets	1.46%	1.59%	1.74%	1.38%	†	2.33%		3.05%	3.42%	†
Ratio of net investment income (loss) to average net assets	0.49%	(0.18)%	0.58%	0.41%	†	(0.38)%		(1.64)%	(1.46)%	†
Portfolio turnover rate	189.17%	241.12%	303.81%	216.01%	††	189.17%		241.12%	303.81%	†††
Without expense reimbursement:
Ratio of expenses to average net assets				1.45%	ø	2.57%	##
Ratio of net investment loss to average net assets				0.35%	ø	(0.62)%	##

See footnotes on page 66.

Financial Highlights

*	Commencement of offering of shares.
**	Less than $0.01.
†	Annualized.
††	For the year ended October 31, 2002
†††	For the year ended October 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares for the period from November 1, 2001 to October 31, 2002. Without such reimbursement, the ratios of expenses and net investment income (loss) for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.
#	Excluding the effect of the payments received from the Manager (Note 9), total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R 17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%, 16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.
##	The Manager has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.85% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until December 31, 2006 (Note 3).
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (the “Funds”) comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 20, 2005

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; and Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization); and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); and Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1983 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television network).

See footnotes on page 69.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 58 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Richard M. Parower (39) • Vice President and Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio, and Vice President and Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

Thomas G. Rose (47) • Vice President: 2000 to Date
Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (49) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (41) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Manager

J.  & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Distributor

Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent

Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Subadviser

Subadviser (to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund)

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

General Counsel

Sullivan  & Cromwell LLP

Independent Registered Public Accounting Firm

Deloitte  & Touche LLP

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc. which contains information about the sales charges, expenses and additional risk factors. Please read the prospectus carefully before investing or sending money.

1	Information for each new 12-month period ended June 30 will be available by no later than August 31 of that year.

END OF ANNUAL REPORT

EQSGFS2-10/05

ITEM 2.	CODE OF ETHICS.

As of October 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$302,960	$412,513
Audit-Related Fees	–	–
Tax Fees	29,775	40,700
All Other Fees	1,931	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$120,630	$114,980
Tax Fees	13,903	7,800
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $166,239 and $167,980, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 6, 2006

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	January 6, 2006

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.